AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
November 26, 2007
SECURITIES ACT FILE NO. 2-14543 INVESTMENT COMPANY ACT FILE NO. 811-825

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 60
AND/OR
[x]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 30
[x]
(CHECK APPROPRIATE BOX OR BOXES)

AMERICAN GROWTH FUND, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
110 16th Street, Suite 1400
Denver, Colorado 80202
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE (303) 626-0600

Robert Brody
110 16th Street, Suite 1400
Denver, CO 80202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)
[_] on pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a) (1)
[_] on (date) Pursuant to paragraph (a) (1)
[_] 75 days after filing pursuant to paragraph (a) (2)
[_] on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:
[_] this post-effective amendment designates a new effective Date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2(a) (1) under the Investment Company Act of 1940, the Fund has registered an indefinite number or amount of its securities under the Securities Act of 1933. The Fund filed its Rule 24f-2 notice for the fiscal year ended July 31, 2007 on September 27, 2007.

N1A - Page 1 of 1

American Growth Fund, Inc.
Prospectus

Class A - Class B - Class C - Class D

Table of Contents
  Fund Overview 2
  Investment Goal 2
  Investment Strategy 2
  Principal Risks of Investing 2
  Who May Want to Invest 2
  Fund Performance History 3
  Fee Table 4
  Information about the Fund 5
  Fund Investment Objective 5
  Implementation of Fund Objective 5
  Managing Risks 5
  Portfolio Holdings 6
  Management 6
  Board of Directors 6
  Investment Advisors 6
  Portfolio Managers 6
  Chief Compliance Officer 6
  Shareholder Information 6
  Pricing of Fund Shares 6
  Buying Shares 7
  Automatic Investment Plan 7
  Direct Deposit 7
  Dividend Reinvestment Plan 7
  Systematic Withdrawal Plan 7
  Retirement Plans 7
  Redeeming Shares 7
  Account Minimum 8
  Dividends, Distributions & Taxes 8
  Frequent trading of Fund Shares 8
  Sales Charges 8
  Reducing Sales Charges 9
  Financial Highlights 11
  Understanding Terms 13
  Proxy Voting 13
  Contact Us 16

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

American Growth Fund, Inc.
110 Sixteenth Street, Suite 1400, Denver, CO 80202
800-525-2406

November 26, 2007

PROSPECTUS ~ Cover

A Fund Overview

What is the Fund´s investment goal?
The Fund´s primary objective is growth of capital. Income as a factor in portfolio selection is a secondary objective. At least 80% of the Fund´s portfolio is invested in growth stocks.
Principal investment strategy Investment Research Corporation manages American Growth Fund, Inc. (the "Fund") using a growth style of investing. We use a consistent approach to build equity portfolios, searching one-by-one for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. When a company´s fundamentals are strong; we believe earnings growth will follow. Using this disciplined approach, we look for companies having some or all of the following characteristics:
  Large capitalization companies, although we may invest in small and mid cap companies, if the Adviser believes it is in the best interests of the Fund. Large cap companies are generally companies with market capitalization exceeding $5 billion at the date of acquisition;
  growth that is faster than the market as a whole and sustainable over the long term;
  strong management team;
  leading market positions and growing brand identities; and
  financial, marketing, and operating strength.
The Fund normally invests in a portfolio of common stocks, U.S. government securities, and a variety of corporate fixed-income obligations. If the Fund invests in foreign securities they generally are Canadian securities or American Depository Receipts.
  For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if, in the opinion of the Adviser, they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (up to 100%) of its total assets in equity securities.
  If the Fund invests in fixed-income securities, for temporary defensive purposes, these securities generally are U.S. government obligations. If corporate fixed-income securities are used, the securities normally are rated A or higher by Moody´s Investor Service, Inc. (Moodys) or A or higher by Standard & Poors (S&P). There is no maximum limit on the amount of fixed income securities in which the Fund may invest for temporary defensive purposes.
Principal risks of investing
The primary risks of investing in the Fund are:
  Stock Market Risk. The value of the stocks and other securities owned by the Fund may fluctuate depending on the performance of the companies that issued them, general market economic conditions, and investor sentiment,
  Management Risk. If the Adviser´s assessment of a company´s ability to increase earnings faster than the rest of the market is not correct, the securities in the portfolio may not increase in value, and could decrease in value,
  Interest Rate Risk. When interest rates change, the value of the fixed-income portion of the Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities.
  Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk,
  Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potential unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. The Fund will not invest more than 25% of its assets in foreign securities. Securities of Canadian issues and American Depository Receipts are not subject to the 25% limitation,
  Liquidity Risk - The Fund may invest in small to mid cap companies when the Adviser believes it is in the best interest of the Fund. Investing in small and mid-sized companies may pose a greater risk due to a lack of liquidity in the market when the Adviser attempts to sell a position.
An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Loss of some or all of the money you invest is a risk of investing in the Fund.

Who may want to invest in the Fund?
You may wish to invest in the Fund if you are...
  seeking long-term capital growth from your investment;
  comfortable with the Fund´s price volatility; and
  comfortable with the risks associated with the Fund´s investment strategy.
Who may not want to invest in the Fund?
The Fund may not be a good investment if you are...
  investing for a short period of time;
  uncomfortable with volatility in the value of your investment;
  seeking regular income; or
  investing emergency reserve money.

PROSPECTUS ~ Page Two

Fund Performance History

You should remember that unlike the Fund, the index is unmanaged and doesn´t reflect actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Fund´s past performance does not necessarily indicate how it will perform in the future. Set forth below is American Growth Fund, Class D, (a representative class) performance for each of the 10 years ended December 31:

Average Annualized Total Returns for calendar years ended 12/31 Class D

(graphic - chart)
1997	13.26%	1998	6.06%	1999	9.00%	2000	-37.92%	2001	-32.85%

2002	-36.90%	2003	42.92%	2004	-2.97%	2005	8.16%	2006	10.38%

This chart is intended to provide you with an indication of the risks of investing in the Fund by showing changes in performance from year to year. Past performance is not predictive of future performance. Sales load and account fees are not reflected in the chart above. If the sales load and account fees were included, the returns would be less then those that are shown.

Best calendar quarter 06/03 26.21%
Worst calendar quarter 09/01 -30.42%
Year to date performance for the six months ended 6/30/2007 was 1.42%.

Average Annual Total Returns
The following table sets forth the Fund´s average annualized total returns at maximum offering price for the one, five and ten year periods ended 12/31/06 and life of the class from commencement on 8/1/58 to 12/31/06 for the Fund´s Class D shares. Returns for the Fund´s Class A, Class B, and Class C shares are for the one, five and ten year periods ended December 31, 2006, and period from inception on March 1, 1996 to December 31, 2006.

	One Year	Five Years	Ten Years	Since Inception
Class A Return before taxes	3.64%	-0.57%	-6.25%	-5.42%
Class B Return before taxes	4.38%	-3.19%	-6.46%	-5.69%
Class C Return before taxes	8.38%	-0.19%	-6.45%	-5.68%
Class D Return before taxes	4.15%	-0.28%	-6.03%	7.17%
Class D Return after taxes on Distributions	4.15%	-0.28%	-6.60%	5.65%
Class D Return after taxes on Distributions and Sale of Fund Shares	2.70%	-0.28%	-6.60%	4.80%
Standard and Poors 500 (reflects no deduction for fees, expenses, or taxes)	15.80%	6.19%	8.42%	10.30%1

Past performance is not predictive of future performance. See Performance Information in the Statement of Additional Information for a discussion of the method of calculating total return.
- After-tax returns on Class D are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;
- Actual after-tax returns depend on an investor´s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts;
- After-tax returns are shown for only Class D and after-tax returns for other Classes will vary;
- If the Fund incurs a loss which produces a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund´s other return figures.
1. For the period of 8/1/1958 to December 31, 2006.

PROSPECTUS ~ Page Three

Fee Table
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
	CLASS A	CLASS B	CLASS C	CLASS D
SHAREHOLDER FEES: (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	5.75%
Maximum deferred sales charge (load) as a percentage of original purchase price or redemption proceeds, whichever is lower	None(b)	5% (d)	1% (e)	None(b)
Maximum sales charge (load) imposed on reinvested dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fee	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(a):
Management fees	0.98%	0.98%	0.98%	0.98%
Distribution and Service (12b-1) fees	0.30%	1.00%	1.00%	None
Other Expenses (c)	2.39%	2.41%	2.41%	2.38%
Total Annual Fund Operating Expenses	3.67%	4.39%	4.39%	3.36%
(a) Class B shares convert to Class A shares automatically approximately seven years after initial purchase. See Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares.
(b) Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase.
(c) Each participant in a retirement plan account is charged a $20 annual service fee which is paid 50% to the Custodian of the retirement plan and 50% to the Distributor to offset expenses incurred in servicing such accounts.
(d) Contingent Deferred Sales Charge for the 1st 2 years are 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%.
(e) For one year.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund´s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
EXAMPLE:
Class A	$923	$1,634	$2,363	$4,273
Class B	$940	$1,729	$2,529	$4,311*
Class C	$540	$1,329	$2,229	$4,526
Class D	$894	$1,549	$2,225	$4,014
You would pay the following expenses if you did not redeem your shares:
Class A	$923	$1,634	$2,363	$4,273
Class B	$440	$1,329	$2,229	$4,311*
Class C	$440	$1,329	$2,229	$4,526
Class D	$894	$1,549	$2,225	$4,014

*Class B expenses for years 8-10 are based on Class A expenses, since Class B shares automatically convert to Class A shares after 7 years.
The Example does not reflect sales charges (loads) on reinvested dividends [and other distributions]. If these sales charges (loads) were included, your costs would be higher.

What is the Fund´s investment objective?
The Fund´s primary objective is growth of capital. Income as a factor in portfolio selection is a secondary objective.
How does the Fund implement it´s investment objective?
In attempting to achieve its investment objective, the Fund will typically invest at least 80% of its assets in common stocks and securities convertible into common stocks traded on national securities exchanges or over-the-counter. Although the Fund may invest in companies of all sizes, investing in small and mid-sized companies may pose greater market and liquidity risk.

PROSPECTUS ~ Page Four

Information about the Fund

Investment Research Corporation, the Fund´s investment adviser (the Adviser), will choose common stocks (or convertible securities) that it believes have a potential for capital appreciation because of existing or anticipated economic conditions or because the securities are considered undervalued or out of favor with investors or are expected to increase in price over the short-term. Convertible debt securities will be rated at least A by Moody´s Investor Service or Standard and Poors Ratings Services, or, if unrated, will be comparable quality in the opinion of the Adviser. High turnover may also have a negative impact on performance due to the related transaction costs the Fund would incur with higher portfolio turnover.
In pursuing the Fund´s objective, the Adviser intends to take a conservative approach to investing, balancing the preservation of capital against potential gains. When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, until such time as the Adviser believes market conditions warrant otherwise, invest all or part of the assets in corporate bonds, debentures (both short and long term) or preferred stocks rated A or above (or, if unrated, of comparable quality in the opinion of the Adviser), United States Government securities, repurchase agreements meeting approved credit worthiness standards (eg, whereby the underlying security is issued by the United States Government or any agency thereof), or retain funds in cash or cash equivalents. If the Fund takes these temporary defensive positions that are inconsistent with the Fund´s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions, it may not achieve its investment objective. The Fund´s performance could be lower during periods when it retains or invests its assets in these more defensive holdings. There are market risks in all investments in securities, and the value of the Fund´s securities, and consequently the Fund´s share price, will fluctuate.
We perform our own extensive internal research to determine whether companies meet our growth criteria. From time to time we meet company management teams and other key staff face-to-face and tour corporate facilities and manufacturing plants to get a complete picture of a company before we invest.
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider the investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the principal risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.
A repurchase agreement is a contract under which the seller of a security agrees to buy it back at an agreed upon price and time in the future.
The Fund will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Fund´s board of directors. The Fund will not invest more than 10% of its net assets in repurchase agreements that mature in more than seven days, or securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.
High portfolio turnover (over 100%) may involve corresponding greater brokerage commissions and other transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income or increased long-term capital gains, which when distributed to shareholders, are taxable as capital gains.
Risks, How we strive to manage them.
Market risk is the risk that all or a majority of the securities in a certain market - such as the stock or bond market - will decline in value because of factors such as economic conditions, future expectations or investor confidence.
We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations.
Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.
We limit the amount of the Fund´s assets invested in any one industry and in any individual security. At the time of purchase we do not invest more than 5% of the Fund´s total assets in any one issuer nor do we invest more than 25% in any one industry. However, the Fund may invest up to 100% of its total assets in U.S. Government Securities, such as Treasury Bills or Treasury Notes. We also follow a rigorous selection process designed to identify undervalued securities before choosing securities for the portfolio.
Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities.
When investing in debt the Fund generally invests in U.S. government securities only. If corporate debt is used it is rated A or better.
Credit risk is the possibility that a bond´s issuer (or an entity that insures a bond) will be unable to make timely payments of interest and principal.
Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.
We typically invest only a small portion of the Fund´s portfolio in foreign corporations through American Depository Receipts (ADRs). We do not invest directly in foreign securities. When we do purchase ADRs, they are generally denominated in U.S. dollars and traded on a U.S. exchange.
Liquidity risk is the possibility that securities cannot be readily sold, or can only be sold at a price lower than the price that the Fund has valued them.
We limit exposure to illiquid securities.

PROSPECTUS ~ Page Five

Portfolio Holdings
A description of the Fund´s policies and procedures with respect to the disclosure of the Fund´s portfolio securities is available in the Fund´s SAI which is available on the Fund´s website, www.americangrowthfund.com.

Management

How is the Fund managed?
The daily operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors.
The Board of Directors
The Board of Directors meets at least quarterly to establish and oversee procedures and review the performance of the investment adviser, distributor and others responsible for services to the Fund and approve annually the investment advisory agreement. A report of the discussion by the board of the investment advisory contract is available in the Annual or Semi Annual report.
The Investment Adviser ("IRC")
Since the organization of the Fund in 1958, its investment adviser has been Investment Research Corporation. Investment Research Corporation is located at 110 Sixteenth Street, Suite 1400, Denver, Colorado 80202-4418.
The Adviser provides investment advice and recommendations concerning the purchases and sales of the Fund´s portfolio of securities. It also furnishes statistical and analytical information and administrative and clerical services to the Fund.
The Fund has an agreement to pay the Adviser an annual fee for its services based on a percentage of the Fund´s average net assets. Under the investment advisory contract with IRC, the Adviser receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund´s average annual net assets and 0.75% of such assets in excess of $30 million. The Fund pays its own operating expenses. For the fiscal year ended July 31, 2007, this fee amounted to 0.98% of the average net assets on each of the Fund´s four classes.
For the year ended July 31, 2007, under an agreement with IRC, the Fund was charged $228,488 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $83,181 by an affiliated company of IRC for the rental of office space.
On October 18, 2007, the Board of Directors reviewed and approved the expenses reimbursed by the Fund to IRC.
The Fund and the Adviser have a Code of Ethics designed to ensure that the interests of Fund shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase and sale of the same security within two calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the Fund to obtain approval before executing personal trades in these specific securities. A copy of the Fund´s Code of Ethics can be obtained for free online at www.americangrowthfund.com or by calling us at 1-800-525-2406.
Portfolio Manager
Robert Brody, the sole shareholder, President and Director of the Adviser, has primary responsibility for making day-to-day investment decisions for the Fund. Mr. Brody has acted in this capacity for the Fund since 1958. He earned his undergraduate degree in Business Administration with an emphasis in Economics and Finance from the University of Denver. He later earned his Masters Degree in both Business Administration and Public Administration from the University of Denver.
Mr. Brody receives no direct compensation for managing the Fund´s portfolio, manages no other accounts other than his personal accounts and owns shares in the Fund. He is the sole owner of the Adviser and is also President and Director of the Fund´s distributor, World Capital Brokerage, Inc.
Chief Compliance Officer
Timothy E. Taggart is the Fund´s Chief Compliance Officer (CCO). The Funds CCO insures that policies and guidelines, set forth by the CCO and the Board of Directors, that guard against violations of federal security laws, are adhered to. These policies and procedures are annually reviewed by the CCO and the Board of Directors to determine their adequacy and their effectiveness.

Shareholder Information

Pricing of Fund Shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange on a business day, you will pay that days closing share price, which is based on the Fund´s net asset value. If we receive your order after the close of trading, you will pay the next business day´s price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Years Day, Martin Luther King, Jr.´s Birthday, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.
We determine the Fund´s net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund´s portfolio, deducting all liabilities, and dividing the resulting number by the shares outstanding. The result is the NAV per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by our board of directors. Any debt securities that have a maturity of less than 60 days are priced at amortized cost. We price all other

PROSPECTUS ~ Page Six

securities at their fair market value using a method approved by the board of directors.

How to buy shares
Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account.
Your adviser may charge a separate fee for this service.
By mail
Complete an investment application and mail it with your check, made payable to American Growth Fund, Inc. and class of shares you wish to purchase, to American Growth Fund, Inc., 110 Sixteenth Street, Suite 1400, Denver CO, 80202. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.
By wire
Ask your bank to wire the amount you want to invest to UMB Bank, NA, ABA #011000028 A/C #99041774. Include your account number and the name of the Fund Class in which you want to invest. If you are making an initial purchase by wire, you must call Shareholder Services at 1-800-525-2406 so we can assign you an account number.
By exchange
You can exchange all or part of your investment in one of the portfolios in the cash account trust, a no load diversified open-end money market account. Please keep in mind, however, that we can exchange only A and D shares for non-retirement accounts. To open an account by exchange, call the Shareholder Service Center at 1-800-525-2406. The money market fund is separately managed from the Fund and is not affiliated with the Fund.
Please read the complete Prospectus before investing.
Once you have completed an application, you can generally open an account with no minimum initial investment and make additional investments at any time in any amount.
Special Services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
Automatic Investing Plan - The Automatic Investing Plan allows you to make regular monthly investments directly from your bank account.
Direct Deposit - With Direct Deposit you can make additional investments through payroll deductions or recurring government or private payments, such as direct transfers from your bank account.
Dividend Reinvestment Plan - Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.
Systematic Withdrawal Plan - Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Services.
Retirement Plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA) and Roth IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 1-800-525-2406.

How to redeem shares
Through your financial adviser
Your financial adviser can handle all the details of redeeming shares. Your adviser may charge a separate fee for this service.
By mail
You can redeem your shares (sell them back to the Fund) by mail by writing to: American Growth Fund, Inc., 110 Sixteenth Street, Suite 1400, Denver, CO, 80202. All owners of the account must sign the request, and for redemptions of $5,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account. A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer´s signature is valid; signature guarantees can be provided by members of the STAMP program (a program made up of members who are authorized to issue signature guarantees).
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.
By phone
You can redeem shares by phone. All shareholders must be on the call, redemption must be $5,000 or less and the proceeds must be sent to the address of record and made payable to all listed shareholders. Please remember that redemptions by check are restricted after an address change, unless a signature guaranteed letter requesting the redemption is submitted. If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.
When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request if we receive it before the close of the NYSE. We will deduct any applicable contingent deferred sales charges. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you recently purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.
If you are required to pay a contingent deferred sales charge when you redeem shares, the amount subject to the fee will be

PROSPECTUS ~ Page Seven

based on the shares´ net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.
Conversion of Class B Shares to Class A Shares. After approximately seven years (the Conversion Period), Class B shares will be converted automatically into Class A shares of the Fund. Class A shares are subject to an ongoing service fee of 0.25% of average net assets and are subject to a distribution fee of 0.05% of average net assets. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the Conversion Date) on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.
In addition, shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on Conversion Date will be converted to Class A shares of the Fund.
Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class A shares on the next scheduled Conversion Date after such certificates are delivered.
Account Minimum
If you redeem shares and your account balance falls below a minimum of $250, and stays there for a period of 12 months or longer, the Fund may redeem your account after 30 days written notice to you.

Dividends, Distributions and Taxes
The Fund´s policy is to declare and pay income dividends and capital gains distributions to its shareholders in December of each calendar year unless the board of directors of the Fund determines that it is to the shareholders benefit to make distributions on a different basis.
Unless the shareholder on his or her application or in writing previously requests dividend and distribution payments in cash, income dividends and capital gains distributions will be reinvested in Fund shares of the same class, at their relative net asset values as of the business day next following the distribution record date. If no instructions are given on the application form, all income dividends and capital gains distributions will be reinvested.
The Fund intends to make distributions that may be taxed as ordinary income and capital gains (Capital gains may be taxable at different rates depending on the length of the time the Fund holds its assets).
Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund´s long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.
We will send you a statement each year by January 31st detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that American Growth Fund, Inc. has determined could involve actual or potential harm to the Fund may be rejected. Frequent trading of a mutual fund´s shares may lead to increased costs to that fund and less efficient management of the fund´s portfolio, resulting in dilution of the value of the shares held by long-term shareholders.
The Fund´s Board of Directors has not adopted policies or procedures with respect to frequent purchases and redemptions by Fund shareholders. Due to the size of the Fund the Board feels that the Fund´s best interests are better served by allowing the Management of the Fund to monitor such trading activity. If at any time the Management of the Fund feels that a trade or an account is, or could, adversely affect the Fund´s performance through frequent purchasing and redeeming of Fund shares significantly increasing the costs of processing share purchase and/or redemption transactions, management reserves the right to reject the trade, suspend trading of the account(s) for a specified period of time, or both. Rejection of a trade and/or suspension(s) of trading activity will cause a letter to be promptly issued to the party(ies) involved.
The Fund has no agreement with any person(s) or corporate entity that would allow for frequent purchases and redemptions of Fund shares.

Sales Charges
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame. You may also consult the Fund´s Statement of Additional Information for more details.
Class A
Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy shares.
The offering price for Class A shares includes the front-end sales charge.
If you invest $50,000 or more, your front-end sales charge will be reduced.

PROSPECTUS ~ Page Eight

You may qualify for other reduced sales charges, as described in How to Reduce Your Sales Charge, and under certain circumstances the sales charge may be waived.
Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average net assets, which is lower than the 12b-1 fee for Class B and Class C shares.
Class A shares generally are not subject to a contingent deferred sales charge unless they are sold in amounts of $1,000,000 or more at net asset value and are redeemed within one year of purchase.
Class B
Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within seven years after you buy them.
If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the third and fourth years, 3% during the fifth year, 2% during the sixth year, and 1% during the seventh year.
Under certain circumstances the contingent deferred sales charge may be waived.
For approximately seven years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the Distributor, dealers or others for providing services and maintaining accounts.
Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.
Approximately seven years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversions may occur as late as three months after the eighth anniversary of purchase, during which time Class B Shares higher 12b-1 fees apply.
Class C
Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.
Under certain circumstances the contingent deferred sales charge may be waived.
Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% is service fees and 0.75% is distribution fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.
Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.
Unlike Class B shares, Class C shares do not automatically convert into another class.
Class D
Class D shares are offered to investors who owned Class D shares as of March 1, 1996. They are also available to the Fund´s Adviser, and the distributors, directors, certain institutional investors, corporations and accounts managed by specific types of fiduciaries. Additionally, the Fund´s Adviser reserves the right to waive the front-end sales charge on purchases by Adviser employees.
Class D shares have an up-front sales charge of 5.75% that you pay when you buy the shares. The offering price for Class D shares includes the front-end sales charge.
If you invest $50,000 or more, your front-end sales charge will be reduced.
You may qualify for other reduced sales charges, as described in How to Reduce Your Sales Charge, and under certain circumstances the sales charge may be waived.
Class D shares which are sold in amounts of $1,000,000 or more at net asset value and are redeemed within one year of purchase may be subject to a 1.0% contingent deferred sales charge.

The Fund´s directors have adopted separate 12b-1 plans for Class A, B and C that allow each class to pay distribution fees for the sales and distributions of its shares. Because these fees are paid out of each Class´s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Class A and D Sales Charges
Amount of purchase	Sales charge as % of offering price	Sales charge as % of amount invested	Dealers commission as % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 and over*	0.00%	0.00%	0.00%
* As shown above, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year.

The adviser will make payments to dealers in the amount of 0.25 of 1% per year of the average daily net asset value of outstanding Class D shares acquired after April 1, 1994 through such dealers (including shares acquired through reinvestment

PROSPECTUS ~ Page Nine

of dividends and distributions on such shares). These payments are made by the Adviser and not by the Class D shareholders of the Fund.
The Fund makes available free of charge on or though the Fund´s web site at www.americangrowthfund.com the information describing sales loads including deferred sales loads and a table of front end sales loads and each break point in the sales load as a percentage of both the offering price and the net amount invested. There is also a discussion on how to reduce your sales charge by using letter of intent, rights of accumulation plans, dividend reinvestment plans, withdrawal plans, exchange privileges, and waivers for particular classes of investors. This includes methods used to value accounts in order to determine whether a shareholder has met sales load breakpoints as well as and any other information that the shareholder might need to provide in order to obtain the break points.
The web site will also explain how to purchase shares including any special purchase plans or methods not described in the prospectus or elsewhere in the SAI.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs. In order to obtain a breakpoint discount, it is necessary at the time of purchase for a shareholder to inform the Fund or its intermediary of the existence of other eligible holdings.
Letter of intent
Through a Letter of Intent you agree to invest a certain amount in American Growth Fund over a 13-month period to qualify for reduced front-end sales charges.
Class A - Available
Class B & C - Although the Letter of Intent and Rights of Accumulation do not apply to the Purchase of Class B and C shares, you can combine your purchase of A shares with your purchase of B and C shares to fulfill your Letter of Intent or qualify for Rights of Accumulation.
Class D - Available
Rights of Accumulation
You can combine your holdings or purchases of all Classes in the Fund as well as the holdings and purchases of your spouse and children under 21 to qualify for reduced front-end sales charges.
Class A - Available
Class B & C - Although the Letter of Intent and Rights of Accumulation do not apply to the Purchase of Class B and C shares, you can combine your purchase of A shares with your purchase of B and C shares to fulfill your Letter of Intent or qualify for Rights of Accumulation.
Class D - Available
Reinvestment of redeemed shares
Up to 30 days after you redeem shares, you can reinvest the proceeds without paying a front-end sales charge.
Class A - Available
Class B & C - Not available
Class D - Available
SIMPLE IRA, SEP IRA, SAR/SEP, Prototype Profit Sharing, Pension, 401(k), SIMPLE 401(k), 403(b)(7)
These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and a waiver of any contingent deferred sales charge.
Class A - Available
Class B & C - Not available
Class D - Available

PROSPECTUS ~ Page Ten

Financial Highlights
The financial highlight tables are intended to help you understand the Fund´s financial performance for the past 5 years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each of the two years in the period ended July 31, 2007 has been audited by Tait, Weller, Baker, LLP whose report, along with the Fund´s financial statements, are included in the annual report, which is available upon request by contacting the Fund at 800-525-2406 or on the Fund´s web site, www.americangrowthfund.com. The prior periods were audited by other auditors.

	Class A Year Ended July 31,
	2007	2006	2005	2004	2003
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$2.98	$3.00	$2.61	$2.65	$2.15
Income (loss) from investment operations:
Net investment loss4	(0.09)	(0.08)	(0.08)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.55	0.06	0.47	-	0.51
Total income (loss) from investment operations	0.46	(0.02)	0.39	(0.04)	0.50
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	-	-
Total dividends and distributions to shareholders	-	-	-	-	-
Net Asset Value, End of Period	$3.44	$2.98	$3.00	$2.61	$2.65
Total Return at Net Asset Value1	15.4%	(0.7)%	14.9%	(1.5)%	23.3%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$7,674	$6,452	$6,331	$5,586	$4,576
Ratio to average net assets:
Net investment loss	(2.83)%	(2.80)%	(2.97)%	(3.18)%	(4.05)%
Expenses2	3.67%	3.55%	3.65%	3.73%	4.71%
Portfolio Turnover Rate3	0.0%	0.0%	4.9%	2.2%	0.0%

	Class B Year Ended July 31,
	2007	2006	2005	2004	2003
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$2.75	$2.79	$2.45	$2.50	$2.05
Income (loss) from investment operations:
Net investment loss4	(0.12)	(0.17)	(0.14)	(0.05)	(0.01)
Net realized and unrealized gain (loss)	0.53	0.13	0.48	-	0.46
Total income (loss) from investment operations	0.41	(0.04)	0.34	(0.05)	0.45
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	-	-
Total dividends and distributions to shareholders	-	-	-	-	-
Net Asset Value, End of Period	$3.16	$2.75	$2.79	$2.45	$2.50
Total Return at Net Asset Value1	14.9%	(1.4)%	13.9%	(2.0)%	22.0%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,318	$5,054	$5,712	$5,600	$4,859
Ratio to average net assets:
Net investment loss	(3.57)%	(3.57)%	(3.75)%	(3.96)%	(4.78)%
Expenses2	4.39%	4.31%	4.42%	4.51%	5.45%
Portfolio Turnover Rate3	0.0%	0.0%	4.9%	2.2%	0.0%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2007, aggregated $0 and $4,902,452, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.

PROSPECTUS ~ Page Eleven

	Class C Year Ended July 31,
	2007	2006	2005	2004	2003
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$2.75	$2.78	$2.45	$2.50	$2.05
Income (loss) from investment operations:
Net investment loss4	(0.11)	(0.04)	(0.14)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	0.51	0.01	0.47	(0.03)	0.48
Total income (loss) from investment operations	0.40	(0.03)	0.33	(0.05)	0.45
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	-	-
Total dividends and distributions to shareholders	-	-	-	-	-
Net Asset Value, End of Period	$3.15	$2.75	$2.78	$2.45	$2.50
Total Return at Net Asset Value1	14.6%	(1.1)%	13.5%	(2.0)%	22.0%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,350	$4,855	$4,268	$4,337	$2,995
Ratio to average net assets:
Net investment loss	(3.56)%	(3.50)%	(3.75)%	(3.93)%	(4.78)%
Expenses2	4.39%	4.24%	4.43%	4.48%	5.46%
Portfolio Turnover Rate3	0.0%	0.0%	4.9%	2.2%	0.0%

	Class D Year Ended July 31,
	2007	2006	2005	2004	2003
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.05	$3.06	$2.67	$2.70	$2.19
Income (loss) from investment operations:
Net investment loss4	(0.09)	(0.19)	(0.18)	(0.18)	(0.13)
Net realized and unrealized gain (loss)	0.58	0.18	0.57	0.15	0.64
Total income (loss) from investment operations	0.49	(0.01)	0.39	(0.03)	0.51
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	-	-
Total dividends and distributions to shareholders	-	-	-	-	-
Net Asset Value, End of Period	$3.54	$3.05	$3.06	$2.67	$2.70
Total Return at Net Asset Value1	16.1%	(0.3)%	14.6%	(1.1)%	23.3%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$12,374	$12,635	$14,310	$14,356	$16,983
Ratio to average net assets:
Net investment loss	(2.55)%	(2.56)%	(2.76)%	(3.02)%	(3.90)%
Expenses2	3.36%	3.31%	3.43%	3.56%	4.58%
Portfolio Turnover Rate3	0.0%	0.0%	4.9%	2.2%	0.0%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2007, aggregated $0 and $4,902,452, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.

PROSPECTUS ~ Page Twelve

Understanding the Financial Highlights
The tables on the preceding pages itemize what contributed to the changes in share price during the period. They also show the changes in share price for this period in comparison to changes over the last four fiscal periods.

On a per share basis, the tables include as appropriate:

- share prices at the beginning of the period;
- investment income and capital gains or losses;
- distributions of income and capital gains paid to shareholders; and
- share prices at the end of the period.

The tables also include some key statistics for the period as appropriate:

- Total Return - the overall percentage of return of the Fund, assuming the reinvestment of all distributions
- Expense Ratio - operating expenses as a percentage of average net assets;
- Net Investment Income Ratio - net investment income as a percentage of average net assets; and
- Portfolio Turnover - the percentage of the Fund´s buying and selling activity.

Proxy Voting
A discussion on Proxy Voting can be found on Page 5 of the Fund´s Statement of Additional Information. The Statement of Additional Information, as well as how the Fund Issued votes for the year ended June 30, 2007, can be obtained by calling 800-525-2406 or by visiting the Fund´s web site at www.americangrowthfund.com.

PROSPECTUS ~ Page Thirteen

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PROSPECTUS ~ Page Fourteen

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PROSPECTUS ~ Page Fifteen

American Growth Fund, Inc.
110 Sixteenth Street, Suite 1400
Denver, CO 80202
800-525-2406
303-626-0600
303-626-0614 Fax

ADVISER
Investment Research Corporation
Administration Offices and Mailing Address:
110 Sixteenth Street, Suite 1400
Denver, CO 80202

DISTRIBUTOR
World Capital Brokerage, Inc.
Administration Offices and Mailing Address:
110 Sixteenth Street, Suite 1400
Denver, CO 80202
(303) 626-0600
(800) 525-2406
(303) 626-0614 Fax

TRANSFER AGENT
Boston Financial Data Services, Inc.
Administrative Offices
2000 Crown Colony Drive
4th Floor
Quincy, Massachusetts 02169

INDEPENDENT AUDITORS
Tait, Weller & Baker LLP
1818 Market St.
Suite 2400
Philadelphia, PA 19103

CUSTODIAN
UMB Bank NA Investment Services Group
928 Grand Blvd
Fifth Floor
Kansas City, MO 64106

Additional information about the Fund´s investments is available in the Fund´s annual and semi-annual reports to shareholders. In the Fund´s shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund´s performance during the report period. You can find more detailed information about the Fund, including a description of the Fund´s policies and procedures with respect to the disclosure of the Fund´s portfolio securities, in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 110 Sixteenth Street, Suite 1400, Denver, CO 80202, email us or view the annual, semi-annual and the statement of additional information online at www.americangrowthfund.com, or call us, toll-free, at 800-525-2406. Requests to mail the Statement of Additional Information, Annual Report or Semi Annual Report will be processed, without charge, within three business days of your request You may also obtain additional information about the Fund from your financial adviser.
You can find reports and other information about the Fund on the EDGAR Database at the SEC´s web site (www.sec.gov) or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commissions Public Reference Room in Washington D.C. You can get information on the public reference room by calling the SEC at 1-202-942-8090, by e-mail publicinfo@sec.gov or by writing the Commission´s Public Reference Section, Washington, D.C. 20549-0102.

Shareholder Service Center
Call the Shareholder Service Center Monday through Friday, 7:30 a.m. to 4:30 p.m. Mountain time at 800-525-2406.
- For fund information; literature, price, and performance figures.
- For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Investment Company Act File #811-825

PROSPECTUS ~ Back Cover

AMERICAN GROWTH FUND, INC.
110 16th Street, Suite 1400, Denver, Colorado 80202
303-626-0600

STATEMENT OF ADDITIONAL INFORMATION

November 26, 2007

This Statement of Additional Information is not a prospectus. Prospective investors should read this Statement of Additional Information only in conjunction with the Prospectus of American Growth Fund, Inc. (the Fund) dated November 26, 2007. A copy of the Prospectus may be obtained by writing World Capital Brokerage, Inc. (the Distributor), 110 16th Street, Suite 1400, Denver, Colorado 80202, or by calling 800-525-2406 or on the Fund´s web site, www.americangrowthfund.com.

ADDITIONAL INVESTMENT INFORMATION 2
AUTOMATIC CASH WITHDRAWAL PLAN 8
BROKERAGE 11
CALCULATION OF NET ASSET VALUE 12
CUSTODIAN AND INDEPENDENT ACCOUNTANTS 11
DISTRIBUTION OF SHARES 6
DISTRIBUTION PLANS 10
DIVIDENDS, DISTRIBUTIONS AND TAXES 13
INVESTMENT ADVISORY AGREEMENT 5
MANAGEMENT OF THE FUND 3
PERFORMANCE DATA 15
RETIREMENT PLANS 9

SAI ~ Page 1

FUND HISTORY

The Fund was established in August of 1958 as a diversified, open-end, management investment company organized and incorporated in the State of Maryland.

CLASSIFICATION

The American Growth Fund is a diviesified, open-end management investment company.

ADDITIONAL INVESTMENT INFORMATION

The following information supplements the information in the American Growth Fund, Inc. (the "Fund") Prospectus under the heading Principal Investment Strategy.
The Fund is subject to certain restrictions on its investment policies, including the following:

1. No securities may be purchased on margin, the Fund may not sell securities short, and will not participate in a joint or joint and several basis with others in any securities trading account.

2. Not more than 5% of the value of the assets of the Fund at the time of investment may be invested in securities of any one issuer other than securities issued by the United States government.

3. Not more than 10% of any class of voting securities or other securities of any one issuer may be held in the portfolio of the Fund.

4. The Fund cannot act as an underwriter of securities of other issuers.

5. The Fund cannot borrow money except from a bank as a temporary measure for extraordinary or emergency purposes, and then only in an amount not to exceed 10% of its total assets taken at cost, or mortgage or pledge any of its assets.

6. The Fund cannot make or purchase loans to any person including real estate mortgage loans, other than through the purchase of a portion of publicly distributed debt securities pursuant to the investment policy of the Fund.

7. The Fund cannot issue senior securities or purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary brokers commission, results from such purchase (but the total of such investment shall not exceed 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation. The Fund may purchase securities of other investment companies in the open market if the purchase involves only customary broker´s commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by the Fund, (ii) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of the Fund would be invested in the securities of such investment companies. Should the Fund purchase securities of other investment companies, the Fund´s shareholders may incur additional management and distribution fees.

8. The Fund cannot invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested, and in any event, any such investments must be limited to utility or pipeline companies.

9. The Fund cannot invest in companies for the purpose of exercising management or control.

10. The Fund cannot deal in real estate, commodities or commodity contracts.

11. In applying its restrictions on concentration of investments in any one industry, the Fund uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poors, the O´Neil Database published by William O´Neil & Co., Inc., information obtained from Value Line, Bloomberg L.P. and Moody´s International, and/or the prospectus of the issuing company, and/or other recognized classification resources. Selection of an appropriate industry classification resource will be made by management in the exercise of its reasonable discretion. The Fund will not concentrate its investments in any particular industry nor will it purchase a security if, as a result of such purchase, more than 25%

SAI ~ Page 2

of its assets will be invested in a particular industry.

12. The Fund cannot invest in puts, calls, straddles, spreads or any combination thereof.

The foregoing policies can be changed only by approval of a majority of the outstanding shares of the Fund, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

When the Fund makes temporary investments in U.S. Government securities, it ordinarily will purchase U.S. Treasury Bills, Notes, or Bonds. The Fund may make temporary investments in repurchase agreements where the underlying security is issued or guaranteed by the U.S. Government or an agency thereof. The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days, or securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund will not invest in real estate limited partnership interests, other than interests in readily marketable real estate investment trusts. The Fund will not invest in oil, gas or mineral leases, or invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

Disclosure of Portfolio Holdings.
Disclosures of portfolio holdings are made on a case by case basis by either Robert Brody, President, or Timothy E. Taggart, Treasurer, or jointly. Considerations for disclosing portfolio holdings include, but are not limited to, the person or group making the request, the frequency of requests, timing of requests, compensation received, and if the disclosure of such information is in the best interest of the Fund´s shareholders. In deciding if the request is within the shareholders´ best interest Mr. Brody and Mr. Taggart will weigh any possible conflicts between the shareholders and the investment adviser, principal underwriter and any affiliated person of such entity. Mr. Brody and Mr. Taggart may elect to place restrictions on the use of such information including a requirement that the information be kept confidential or prohibitions on trading based on said information. Restrictions on such use may also include procedures to monitor the use of the information. All instances of the release of such information will be reviewed quarterly by the Board of Directors.
Currently the Fund has no ongoing arrangements or commitment to release portfolio holdings to any individual or group.

MANAGEMENT OF THE FUND

The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund. The following information about the directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert Brody2 (82) 110 Sixteenth Street, Suite 1400 Denver, Colorado	President, Director	Since August 1958	See below for affiliations with Investment Research Corporation (the Adviser or IRC) and Distributor	1	World Capital Brokerage, Inc., Investment Research Corporation
Michael J. Baum, Jr. (90) 75 Cherry St Denver CO	Director and Audit Committee Member	Since December 1971	Investor in securities and real estate; engaged in mortgage financing, president of Baum Securities, M & N Investment Company and First Ave. Corp. all of which are real estate investment companies.	1	None

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Eddie R. Bush (68) 1400 W. 122nd Ave. Suite 100 Westminster, Colorado	Director and Audit Committee Member (financial expert)	Since September 1987	Certified Public Accountant	1	None
Harold Rosen (80) 1 Middle Road Englewood, CO	Director	Since December 1995	Owner of Bi-Rite Furniture Stores.	1	None
John Pasco III2 (61) 8730 Stony Point Parkway, Suite 205 Richmond, VA	Director	Since December 2006	Mr. Pasco is Treasurer and a Director of Commonwealth Shareholder Services, Inc. ("CSS"); President and Director of First Dominion Capital Corp. ("FDCC"), the Company´s underwriter; President and Director of Fund Services, Inc., the Company´s Transfer and Disbursing Agent and as of January 1, 2008 the Fund´s transfer agent; President and Treasurer of Commonwealth Capital Management, Inc. (investment adviser) which also owns an interest in the investment adviser to the Third Millennium Russia Fund, another fund of the Company; President of Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund series of the Company, and the adviser to Genomics Fund series of the Company; President and Director of Commonwealth Fund Accounting, Inc., which provides bookkeeping services to the Company; and Chairman and Trustee of The World Insurance Trust, a registered investment company, since May, 2002. Mr. Pasco is also a certified public accountant.	1	None
Timothy E. Taggart (53) 110 Sixteenth Street, Suite 1400 Denver, CO	Treasurer	Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	N/A	N/A
Michael L. Gaughan (39) 2001 Avenue D Scottsbluff, NE	Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	N/A

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Robert Brody and John Pasco III are "interested person" of the Fund as defined by the Investment Company Act of 1940.

Robert Brody is the sole shareholder, president and a director of the Adviser. He is also president and a director of the Distributor. Timothy E. Taggart is a director and secretary of the Distributor and director of the Adviser.

None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

As of November 21, 2007, no person owned more than 5% of the Fund and all officers and directors as a group (a total of 7) owned directly 356,933 of its shares or 4.00% of shares outstanding. Together, directly and indirectly, all the officers and directors as a group owned 384,672 shares or 4.31% of all shares outstanding.

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As of November 21, 2007, officers, directors and members of the advisory board and their relatives owned of record and beneficially Fund shares with net asset value of approximately $1,307,787 representing approximately 4.52% of the total net assets of the Fund.

BOARD OF DIRECTORS

The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee (see above) meets quarterly, 4 times in the year ended July 31, 2007, and is responsible for reviewing the financial statements of the Fund.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Robert Brody	Over $100,000	Over $100,000
Michael J. Baum Jr.	$1 - $10,000	$1 - $10,000
Eddie R. Bush	$10,001 - $50,000	$10,001 - $50,000
Harold Rosen	$0	$0
John Pasco III	$0	$0

All officers, directors and members of the Funds advisory board in the aggregate (a total of 4) received total compensation of $6,300, from the Fund in fiscal year 2007. Directors of the Fund except Mr. Brody were compensated at the rate of $400 and $500 per meeting attended, and the board members who are members of the audit committee receive an additional $100 per meeting.

Out-of-town directors are also reimbursed for their travel expenses to meetings.

During the year ended July 31, 2007, Messrs. Baum, Bush, Rosen and Pasco were the only directors other than Mr. Brody serving during that year.

The Fund, its Investment Advisor (Investment Research Corporation) and its underwriter (World Capital Brokerage, Inc.) have adopted a Code of Ethics under rule 17j-1 of the Investment Company Act. These Code os Ethics contain guidelines for purchasing securities that are held by the Fund and are available by contacting the Fund at 800-525-2406.

PROXY VOTING POLICIES

For proxy votes cast on behalf of American Growth Fund:
Investment Research Corporation ("the adviser"), the investment adviser of American Growth Fund, has a fiduciary duty to act solely in the best interests of the Fund. As it relates to proxy voting, the adviser recognizes that it must vote Fund securities in a timely manner and make voting decisions that are in the best interests of the Fund.
The following are general policies of the adviser with respect to proxy voting but the adviser does reserve the right to depart from these policies, if such a departure is in the best interests of the Fund and its shareholders.
Election of Directors: Unless we are aware of extenuating circumstances, such as a proxy fight for board seats, the adviser will generally vote in favor of management´s slate of directors.
Appointment of Auditors: The adviser will generally vote in favor of the auditors recommended by management.
Changes In Capital Structure: The adviser will generally vote in accordance with management´s recommendation unless other information indicates that the Fund´s interests are better served by a vote against the proposal.
Other Proxy Issues: The adviser will consider other proxy issues on a case by case basis with the Fund´s interests determining the vote.
Conflicts of Interest: The adviser recognizes that there may be situations where a proxy issue presents a conflict of interest between the interest of the Fund and the adviser´s representative casting the proxy vote. If a conflict exists, any votes inconsistent with this policy will be submitted to the Fund´s Board of Directors for review and approval.
The President of the Fund is responsible for voting all proxies. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-525-2406 or through the Fund´s website at www.americangrowthfund.com and on the Security and Exchange Commission´s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders. No person owns beneficially 5% or more of any Class of the Fund´s outstanding equity securities.

INVESTMENT ADVISORY AGREEMENT

Since the organization of the Fund in 1958, its investment adviser has been Investment Research Corporation (the "Adviser"), 110 16th Street, Suite 1400, Denver, Colorado 80202. Robert Brody, the sole shareholder, president and a director of the Adviser, is a control person of the Adviser.

Under the terms of its advisory agreement with the Fund, the Adviser is paid an annual fee of one percent of the Fund´s average net assets up to $30,000,000 of such assets and three-fourths of one percent of such assets above $30,000,000. This fee and all other expenses of the Fund are paid by the Fund. The fee is computed daily based on the assets and paid on the fifth day of the ensuing month. For this fee the Adviser manages the portfolio of the Fund and furnishes such statistical and analytical information as the Fund may reasonably require.

The advisory agreement requires the Fund to pay its own expenses subject to the limitations set by the securities laws in effect from time to time in the states in which the Fund´s securities are then registered for sale or are exempt from registration and offered for sale. The categories of expenses paid by the Fund are set forth in detail in the Fund´s financial statements. Currently the Fund´s securities are either registered for sale or are exempt from registration and offered for sale in all fifty states, the District of Columbia and the Commonwealth of Puerto Rico.

Total advisory fees paid by the Fund to the Adviser in fiscal years 2005, 2006 and 2007 were $291,003, $305,757, and $310,349 resulting in management fees of 1.00%, 0.99%, and 0.98% of average net assets, respectively.

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The advisory agreement will continue from year to year so long as such continuance is specifically approved annually either by the vote of the entire board of directors of the Fund or by the vote of a majority of the outstanding shares of the Fund, and in either case by the vote of a majority of the directors who are not interested persons of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be canceled without penalty by either party upon 60 days notice and automatically terminates in the event of assignment.

PORTFOLIO MANAGERS

Robert Brody is the portfolio manager of the Fund. He receives no direct compensations; salary, bonus, deferred compensation, retirement plans or other arrangements. Mr. Brody manages no other funds.

DISTRIBUTION OF SHARES
The Funds distributor is World Capital Brokerage, Inc., (WCB or the Distributor) 110 16th Street, Suite 1400, Denver, Colorado 80202, which continuously sells the Funds shares to dealers and directly to investors. The offering of the Funds shares is subject to withdrawal or cancellation at any time. The Fund and the Distributor reserve the right to reject any order for any reason.

The Fund offers four classes of shares with a par value $.01 per share. The shares are fully paid and non-assessable when issued. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class A, Class B and Class C shares bear the expenses of ongoing service fees and distribution fees, Class B and Class C may bear the additional incremental transfer agency costs resulting from the deferred sales charge arrangements, and Class B shares have a conversion feature. The fees that are imposed on Class A, Class B and Class C shares are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that distribution and service plan fees and any incremental transfer agency or other costs relating to a particular class are borne exclusively by that class. Class A, Class B, and Class C shares each have exclusive voting rights with respect to the distribution and service plan adopted with respect to such class pursuant to which distribution and service plan fees are paid, except that because Class B shares convert automatically to Class A shares approximately seven years after issuance. The distribution and service plan for Class A shares is also subject to the right of Class B shareholders to vote with respect to it.

The Fund has entered into separate distribution agreements with the Distributor in connection with the offering of each class of shares of the Fund (the "Distribution Agreements"). The Distributor has made no firm commitment to take any Fund shares from the Fund and is permitted to buy only sufficient shares to fill unconditional orders placed with it by investors and selected investment dealers. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

Fund shares may be purchased at the public offering price through the Distributor or through broker-dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with the Distributor. The Prospectus contains information concerning how the public offering price of the Funds shares is determined. The Distributor allows dealers discounts or concessions from the applicable public offering price on Class A and Class D shares. Concessions are alike for all dealers in the United States and its territories, but the Distributor may pay additional compensation for special services. On direct sales to customers through its own sales representatives, the Distributor pays to them such portion of the sales commission as it deems appropriate.

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Initial Sales Alternatives - Class A and Class D Shares. The gross sales charges for the sale of Class D shares for the fiscal years ended July 31, 2005, 2006, and 2007 were $4,530, $2,643 and $2,586 respectively. The gross sales charges for the sale of Class A shares for the fiscal years ended July 31, 2005, 2006, and 2007 were $77,679, $64,775, and $96,907, respectively. For the fiscal years ended July 31, 2005, 2006, and 2007, for the sale of Class D shares the Distributor retained $2,926, $2,206, and $2,102 respectively, as its portion of commissions paid by purchasers of the Fund´s shares after allowing as concessions to other dealers $1,604, $437, and $484 respectively. For the period ended July 31, 2007, for the sale of Class A shares the Distributor retained $677 as its portion of commissions paid by purchases of the Fund´s shares after allowing as concession to other dealers $21,570.

The following sample calculation of the public offering price of one Class A and Class D share of the Fund is based on the net asset value of one Class A and Class D share as of July 31, 2007 and a transaction with an applicable sales charge at the maximum rate of 5.75%.

Net asset value per share	Class D	Class A	Class B	Class C
(Total net assets/Total shares outstanding)	$ 3.54	$ 3.44	$ 3.16	$ 3.15
(5.75% of offering price)	0.22	0.21	0.00	0.00
Maximum offering price per share	$ 3.76	$ 3.65	$ 3.16	$ 3.15

Investment Plans. Investors have flexibility in the purchase of shares under the Fund´s investment plans. They may make single, lump-sum investments and they may add to their accounts on a regular basis, including through reinvestment of dividends and capital gains distributions.

An investor may elect on his application to have all dividends and capital gains distributions reinvested or take income dividends in cash and have any capital gains distributions reinvested. An investor may also retain the option of electing to take any year´s capital gains distribution in cash by notifying the Fund of his choice to do so in writing.

The Internal Revenue Code contains limitations and restrictions upon participation in all forms of qualified plans and for contributions made to retirement plans for tax years beginning after December 31, 1986. Consultation with an attorney or a competent tax advisor regarding retirement plans is recommended. A discussion of the various qualified plans offered by the Fund is contained elsewhere in this Statement of Additional Information.

Investor´s Right of Accumulation. For Class A and Class D shareholders the value of all assets held the day an order is received which qualifies for rights of accumulation may be combined to determine the aggregate investment of any person in ascertaining the sales charge applicable to each subsequent purchase. For example, for any person who has previously purchased and still holds Class A or Class D shares, respectively, with a value (at current offering price) of $20,000 on which he paid a charge of 5.75% and subsequently purchases $80,000 of additional Class A or Class D shares, respectively, the charge applicable to the trade of $80,000 would be 3.50%.

The Distributor must be notified by the shareholder when a purchase takes place if the shareholder wishes to qualify for the reduced charge on the basis of previous purchases. The reduced sales charge is inapplicable to income dividends and capital gain distributions which are reinvested at net asset value. The reduced charge is subject to confirmation of the investors holdings through a check of the Funds records.

Letter of Intent. For Class A and Class D shareholders any person (as defined under Calculation of Net Asset Value) may sign a letter of intent covering purchases to be made within a period of thirteen months (which may include the preceding 90 days) and thereby become eligible for the reduced sales charge applicable to the total amount purchased, provided such amount is not less than $50,000. After a letter of intent is established, each future purchase will be made at the

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reduced sales charge applicable to the intended dollar amount noted on the application. Reinvestment of income dividends and capital gains distributions is not considered a purchase hereunder. If, within the 13-month period, ownership of the designated class of Fund shares does not reach the intended dollar amount, the difference between what you paid for such shares and the amount which would have been paid for them must be promptly paid as if the normal sales commission applicable to such purchases had been charged. The difference between the sales charge as applied to a regular purchase and the sales charge as applied on the letter of intent will be held in escrow in the form of shares (computed to the nearest full share) and can be retained by the Fund. If during the 13-month period the intended dollar amount is increased, a new or revised letter of intent must be signed and complied with to receive a further sales charge reduction. This reduction will apply retroactively to all shares theretofore purchased under this letter.

Automatic Investment Plan. After making an initial investment, a shareholder may make additional purchases at any time either through the shareholder´s securities dealer, or by mail directly to the transfer agent. Voluntary accumulation also can be made through a service known as the Fund´s Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the account of such shareholder.

Deferred Sales Charges. As discussed in the Prospectus, Class B shares redeemed within seven years of purchase, Class C shares redeemed within one year of purchase, and certain purchases of Class A and Class D shares at net asset value and redeemed within one year of purchase, are each subject to a Contingent Deferred Sales Charge. However, under most circumstances, the charge is waived on redemptions in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability of a shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. The contingent deferred sales charge (CDSC) is waived on redemption of shares in connection with a Systematic Withdrawal Plan where the total withdrawal is less then 12% of the previous year value or of the original purchase, whichever is greater.

For the fiscal year ended July 31, 2007, the Distributor received CDSCs of $11,764, with respect to redemptions of Class B shares, all of which was paid to the Distributor. For the fiscal year ended July 31, 2007 the Distributor received $2,522 CDSCs with respect to redemptions of Class C shares.

From time to time the Distributor may pay a finder´s fee to Selling Group Members not to exceed 1% of the purchase for net asset value trades over one million dollars.

AUTOMATIC CASH WITHDRAWAL PLAN

The Automatic Withdrawal Plan is designed as a convenience for those shareholders wishing to receive a stated amount of money at regular intervals from their investment in shares of the Fund. A Plan is opened by completing an application for such Plan and surrendering to the Fund all certificates issued to the investor for Fund shares. No minimum number of shares or minimum withdrawal amount is required. Withdrawals are made from investment income dividends paid on shares held under the Plan and, if these are not sufficient, from the proceeds from redemption of such number of shares as may be necessary to make periodic payments. As such redemptions involve the use of capital, over a period of time they will very likely exhaust the share balance of

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an account held under a Plan and may result in capital gains taxable to the investor. Use of a Plan cannot assure realization of investment objectives, including capital growth or protection against loss. Price determinations with respect to share redemptions are generally made on the 23rd of each month or the next business day thereafter. Proceeds from such transactions are generally mailed three business days following such transaction date.

Withdrawals concurrent with purchases of additional shares may be inadvisable because of duplication of sales charges. Single payment purchases of shares in amounts less than $5,000 in combination with a withdrawal plan will not ordinarily be permitted. No withdrawal plan will be permitted if the investor is also a purchaser under a continuous investment plan. Either the owner or the Fund may terminate the Plan at any time, for any reason, by written notice to the other.

Investment income dividends paid on shares held in a withdrawal plan account will be credited to such account and reinvested in additional Fund shares. Any optional capital gains distributions will be taken in shares, which will be added to the share balance held in the Plan account. Dividends and distributions paid into the Plan account are taxable for federal income tax purposes.

RETIREMENT PLANS

The Fund makes available retirement plan services to all classes of its shares. Investors in the Fund can establish accounts in any one of the retirement plans offered by the Fund. Each participant in a retirement plan account is charged a $20 annual service fee to offset expenses incurred in servicing such accounts. Dividends and capital gains distributions are automatically reinvested. Under each of the plans, the Fund´s retirement plan custodian or successor custodian provides custodial services required by the Internal Revenue Code (the "Code") including the filing of reports with the Internal Revenue Service. Consultation with an attorney or competent tax advisor is recommended before establishing any retirement plan. Brochures which describe the following retirement plans and contain IRS model or prototype plan documents may be obtained from the Distributor. The Distributor, in its sole discretion, may reimburse a Fund shareholder for any penalties which the shareholder may incur in transferring assets from a retirement plan established with a third party to one or more of the retirement plans offered by the Fund. No such reimbursement shall exceed the amount of the dealer concession which the Distributor would otherwise pay to a dealer in conjunction with the investment by the shareholders in the Funds retirement plan(s).

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund makes available a model Individual Retirement Account (IRA) under Section 408(a) of the Code on IRS Form 5305-A. A qualified individual may invest annually in an IRA. Persons who are not eligible to make fully deductible contributions will be able to make non-deductible contributions to their IRAs, subject to limits specified in the Code, to the extent that deductible contributions are not allowed. IRA earnings on non-deductible, as well as deductible, contributions will accumulate tax deferred. An IRA account may also be established in a tax-free roll-over transfer within 60 days of receipt of a lump sum distribution from a qualified pension plan resulting from severance of employment or termination by the employer of such a plan.

The Code provides for penalties for violation of certain of its provisions including, but not limited to, contributions in excess of the stipulated limitations, improper distributions and certain prohibited transactions. To afford plan holders the right of revocation described in the IRA disclosure statements, investments made in a newly established IRA may be canceled within seven days of the date the plan holder signed the Custodial Agreement by writing the Fund´s retirement plan custodian.

SIMPLIFIED EMPLOYEE PENSION PLANS. The Fund makes available model Simplified Employee Pension Plans (SEPs) on IRS Form 5305-SEP and Salary Reduction Simplified Employee Pension Plans (SARSEPs) on IRS Form 5305A-SEP. By adopting a SEP, employers

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may contribute to each eligible employees own IRA. Commencing with tax years beginning after December 31, 1986, salary reduction contributions may be made to SEPs maintained by employers meeting certain qualifications specified in the Code.

TEACHER AND NON-PROFIT EMPLOYEE RETIREMENT PLAN. Employees of tax exempt, charitable, religious and educational organizations described in Section 501(c)(3) of the Code, and employees of public school systems and state and local educational institutions, may establish a retirement plan under Section 403(b) of the Code.

PROTOTYPE MONEY PURCHASE AND PROFIT-SHARING PENSION PLANS. Available generally to employers, including self-employed individuals, partnerships, subchapter S corporations and corporations.

DISTRIBUTION PLANS

Reference is made to Purchase of Shares--Distribution Plans in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a "Distribution Plan") and with respect to the shareholder service and distribution fees paid by the Fund to the Distributor with respect to such classes.

Payments of the shareholder service fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act of 1940. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the service fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not interested persons of the Fund, as defined in the Investment Company Act (the Independent Directors), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors considered the potential benefits that the Distribution Plans could provide to the Fund and the respective classes and their shareholders, and concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding voting securities of the applicable class. A Distribution Plan cannot be amended to increase materially the amount to be spent there under without the approval of the applicable class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

For the fiscal year ended July 31, 2007, the Fund paid the Distributor $22,247 (based on average net assets relating to the Class A shares of approximately $7,451,449) pursuant to the Class A Distribution Plan, $21,570 of which was paid to other broker-dealers for providing account maintenance and distribution-related services in connection with the Class A shares and $677 was retained by the Distributor. For the fiscal year ended July 31, 2007, the Fund paid the Distributor $55,789 (based on average net assets relating to the Class B shares of approximately $5,610,767) pursuant to the Class B Distribution Plan, all of which was paid to other broker-dealers for providing account maintenance and distribution-related services in connection with the Class B shares. For the fiscal year ended July 31, 2007, the Fund paid the Distributor $52,865 (based on average net assets relating to the Class C shares of approximately $5,317,282)

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pursuant to the Class C Distribution Plan, all of which was paid to other broker-dealers for providing account maintenance and distribution-related services in connection with the Class C shares. At July 31, 2007, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $5,317,713. At this net asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $53,177. At July 31, 2007, the net assets of the Fund subject to Class C Distribution Plan approximated $5,350,313. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would approximate $53,503.

Net Asset Value Purchases of Class A Shares. Class A shares of the Fund may be purchased at net asset value through certain organizations (which may be broker-dealers, banks or other financial organizations)(Processing Organizations) which have agreed with the Distributor to purchase and hold shares for their customers. A Processing Organization may require persons purchasing through it to meet the minimum initial or subsequent investments, which may be higher or lower than the Fund´s minimum investments, and may impose other restrictions, charges and fees in addition to or different from those applicable to other purchasers of shares of the Fund. Investors contemplating a purchase of Fund shares through a Processing Organization should consult the materials provided by the Processing Organization for further information concerning purchases, redemptions and transfers of Fund shares as well as applicable fees and expenses and other procedures and restrictions. Certain Processing Organizations may receive compensation from the Adviser and the Distributor.

Class A shares of the Fund may also be purchased at net asset value by an investment adviser registered with the Securities and Exchange Commission or appropriate state authorities who clears such Fund transactions through a broker-dealer, bank or trust company (each of which may impose transaction fees with respect to such transactions) and who either purchases shares for its own account or for accounts for which the investment adviser is authorized to make investment decisions. Such investment advisers may impose charges and fees on their clients for their services, which charges and fees may vary from investment adviser to investment adviser.

Class A shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class A shares also are offered at net asset value, without sales charge, to an investor who has a business relationship with a American Growth Fund Distribution Plan, if certain conditions set forth in the Statement of Additional Information are met.

The Fund also sells its Class A shares at net asset value in connection with a qualified rollover of assets held in a previously existing tax-exempt retirement plan (including an IRA, 401(k) plan or 403(b) plan) through broker-dealers who have entered into an agreement with the Underwriter relating to such rollovers.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

All securities and cash of the Fund are held by its custodian, UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106. Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA 19103 provides auditing services to the Fund.

TRANSFER AGENT
The Fund´s transfer agent is Boston Financial Data Services, Inc. located at 2000 Crown Colony Drive, 4th Floor, Quincy, Massachusetts 02169.

BROKERAGE

Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of its commission rates, where applicable, are made by the Fund´s securities order department. The Fund does not have any agreement or arrangement to use any particular broker for its portfolio transactions. The Fund´s primary consideration in effecting a security transaction will be execution at the most favorable price. When selecting a broker-dealer to execute a particular transaction, the Fund will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker-dealer to the

SAI ~ Page 11

investment performance of the Fund on a continuing basis; sales of Fund shares; and the value of brokerage, research and other services provided by the broker-dealer. The commission charged by a broker may be greater than the amount another firm might charge if the management of the Fund determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage and research services provided by such broker.

Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commission as such, but which include compensation to the dealer in the form of mark up or mark down. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees. When making purchases of underwritten issues with fixed underwriting fees, the Fund may designate broker-dealers who have agreed to provide the Fund with certain statistical, research, and other information, or services which are deemed by the Fund to be beneficial to the Fund´s investment program. With respect to money market instruments, the Fund anticipates the portfolio securities transactions will be effected with the issuer or with a primary market maker acting as principal for the securities on a net basis (without commissions).

Any statistical or research information furnished to the Adviser may be used in advising its other clients. Generally, no specific value can be determined for research and statistical services furnished without cost to the Fund by a broker-dealer. The Fund is of the opinion that the material is beneficial in supplementing research and analysis provided by the Funds Adviser.

The Fund may use affiliated brokers, as that term is defined in the Investment Company Act, if in the Adviser´s best judgment based on all relevant factors, the affiliated broker is able to implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

The Fund paid total brokerage commissions of $0, $0, and $0 in fiscal years 2005, 2006, and 2007, respectively. The Fund did not purchase securities issued by any broker-dealer that executed portfolio transactions during such fiscal year. The Fund paid brokerage commissions of $0, $0, and $0 in fiscal years 2005, 2006 and 2007 to World Capital Brokerage, the underwriter and an affiliate of the Fund. Commissions and sales charge paid by investors on the purchase of Fund shares totaled $82,209, $67,418, and $99,493 in fiscal years 2005, 2006, and 2007 respectively, of which $20,752, $13,357, and $18,031 were retained by World Capital Brokerage. The aggregate dollar amount of transactions effected through World Capital Brokerage involving the payment of commissions represented 100% of the aggregate dollar amount of all transactions involving the payment of commissions during 2007.

While some stocks considered in the opinion of management to be least sensitive to business declines will be maintained as long term holdings, others considered most sensitive to such declines will be sold whenever in management´s judgment economic conditions may be in for a major decline. Resulting funds may be temporarily invested in United States Government securities, high-grade bonds and high-grade preferred stocks, until management believes business and market conditions indicate that reinvestment in common stocks is desirable. The portfolio turnover rate of the Fund for the fiscal years ended July 31, 2005, 2006, and 2007 was 4.93%, 0.00%, and 0.00%, respectively.

CALCULATION OF NET ASSET VALUE

The Fund offers its shares continuously to the public at their net asset value next computed after

SAI ~ Page 12

receipt of the order to purchase plus any applicable sales charge. Net asset value is determined as of the close of business on the New York Stock Exchange each day the Exchange is open for trading, and all purchase orders are executed at the next price that is determined after the order is received. Orders received and properly time-stamped by dealers and received by the Distributor prior to 2:00 p.m. Denver time on any business day will be confirmed at the public offering price effective at the close on that day. Orders received after such time will be confirmed at the public offering price determined as of the close of the Exchange on the next business day. It is the responsibility of the dealers to remit orders promptly to the Distributor. The New York Stock Exchange is closed on the following holidays: New Year´s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining net asset value, securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

The net asset price of Fund shares will be computed by deducting total liabilities from total assets. The net asset value per share will be ascertained by dividing the Fund´s net assets by the total number of shares outstanding, exclusive of treasury shares and shares tendered for redemption the redemption price of which has been determined. Adjustment for fractions will be made to the nearest cent.

The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of the Class D shares reflecting the daily expense accruals of the service, distribution and higher transfer agency fees applicable with respect to the Class A, Class B and Class C shares. The per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the service and distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its income and gains which it distributes as dividends or capital gains distributions provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. The Fund intends to distribute sufficient income to meet this qualification requirement.

The per share dividends and distributions on Class A, Class B and Class C shares will be lower than the per share dividends and distributions on Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class A, Class B and Class C shares; similarly, the per share dividends and distributions on Class A shares will be higher than the per share dividends and distributions on Class B and Class C shares as a result of the lower account maintenance fees applicable with respect to the Class A shares and a lower distribution fee. See Calculation of Net Asset Value.

SAI ~ Page 13

Net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses) are not included in the definition of investment company taxable income. The Board of Directors will determine at least once a year whether to distribute any net capital gains. A determination by the Board of Directors to retain net capital gains will not affect the ability of the Fund to qualify as a regulated investment company. If the Fund retains for investment its net capital gains, it will be subject to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount of undistributed capital gains in a notice to its shareholders who (i) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for tax purposes as long term-capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder´s gross income.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is paid during the calendar year or if declared by the Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31, rather than the date on which the distributions are received.

Dividends of investment company taxable income (which includes interest and the excess of net short-term capital gains over net long-term capital losses) are taxable to a shareholder as ordinary income, whether paid in cash or shares. Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate (which consists of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund shares, and are not eligible for the dividends received deduction.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder´s hands and such capital gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after disposal of the shares. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the fair market value of the shares received. If the net asset value of shares is reduced below a shareholder´s cost as a result of a distribution by the Fund, such distribution will be taxable even

SAI ~ Page 14

though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. It is not anticipated that shareholders will be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund.

Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder´s particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the shares of the Fund.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder´s address of record, such shareholder´s distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

PERFORMANCE DATA

See the discussion of performance information in the Fund´s prospectus under the heading, Performance Information. The average annual total returns are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the 1, 5 or 10 year periods).

For the periods ended July 31, 2007, the average annual total returns at maximum offering price for the Class D shares of the Fund were 9.26% for 1 year, 8.82% for 5 years, -7.81% for 10 years and -0.24% for 15 years. For the year ended July 31, 2007, the average annual total return for the Fund´s Class A shares were 8.86% for the 1 year, 8.57% for the 5 years, -8.06% for the ten years and -5.09% for the period since inception on March, 1 1996, Class B shares were 9.91% for the 1 year, 6.04% for the 5 years, -8.23% for the ten years, and -5.37% for the period since inception on March 1, 1996, and Class C shares were 13.55% for the 1 year, 8.97% for the 5 years, -8.26% for the ten years and -5.39% for the period since inception on March 1, 1996.

In addition to the standardized calculation of annual total return, the Fund may from time to time use other methods of calculating its performance in order to illustrate the effect of a hypothetical investment in a plan or the effect of withdrawing funds from an account over a period of time. Any presentation of non-standardized calculations will be accompanied by standardized performance measures as well. Calculations of performance may be expressed in terms of the total return as well as the average annual compounded rate of return of a hypothetical investment in the Fund over varying periods of time in addition to the 1, 5, and 10 year periods (up to the life of the Fund) and may reflect the deduction of the appropriate sales charge imposed upon an initial investment of more than $1,000 in the Fund. These performance calculations will reflect the deduction of a

SAI ~ Page 15

proportional share of Fund expenses (on an annual basis), will assume that all dividends and distributions are reinvested when paid, may include periodic investments or withdrawals from the account in varying amounts and/or percentages and may include deductions for an annual custodian fee. The Fund may calculate its total return or other performance information prior to the deduction of a sales charge.

The performance figures described above may also be used to compare the performance of the Fund´s shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

The Standard & Poor´s Composite Index of 500 Stocks (the S&P 500 Index) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Industrial Average is an unmanaged index composed of 30 blue-chip industrial corporation stocks.

The Lipper Mutual Fund Performance Analysis and Mutual Fund Indices measure total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

The Consumer Price Index (or Cost of Living index), published by the U.S. Bureau of Labor Statistics, is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

The following table presents a hypothetical initial investment of $1,000 on August 1, 1958 with subsequent investments of $1,000 made annually through July 31, 2007. The illustration assumes that the investment was made in Class D shares, (the only class existing at that time), and a sales load of 5.75% has been deducted from the initial and subsequent investments, a $20 annual fee (representing the annual service fee charged to retirement plan accounts) has been deducted from the account annually, and that all dividend and capital gain distributions have been reinvested when paid. While the illustration uses an investment of $1,000 and a 5.75% sales load, the Fund may select any multiple of $1,000 in order to illustrate the effect of an investment plan and the sales load will reflect the appropriate sales load for the initial and subsequent investments as determined by the Funds currently effective prospectus. Class A, Class B and Class C shares are subject to additional distribution charges as outlined in the prospectus, which would have, if the Class was in effect, produced a lower rate of return. The sales load may be reduced pursuant to rights of accumulation and letter of intent.

Year Ended	Total of initial & annual investments	Dividends from investment income reinvested	Cumulative reinvested dividends	Cumulative cost including reinvested dividends	Acquired with initial & annual investments	Accepted as capital gains distributions (Cumulative)	Purchased through reinvestment of income (Cumulative)	Ended Value
08/01/58	$ 1,000	$ -	$ -	$ 1,000	$ 1,000	$ -	$ -	$ 1,000
07/31/59	2,000	25	25	2,025	2,129	0	27	2,156
07/31/60	3,000	41	66	3,066	2,894	11	65	2,970
07/31/61	4,000	85	151	4,151	4,611	80	181	4,872
07/31/62	5,000	97	248	5,248	4,917	91	241	5,249

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07/31/63	6,000	123	371	6,371	6,817	275	426	7,518
07/31/64	7,000	125	496	7,496	9,427	464	672	10,563
07/31/65	8,000	147	643	8,643	9,790	1,152	778	11,720
07/31/66	9,000	202	845	9,845	10,740	2,213	977	13,930
07/31/67	10,000	373	1,218	11,218	11,943	3,866	1,421	17,230
07/31/68	11,000	353	1,571	12,571	14,033	4,243	1,934	20,210
07/31/69	12,000	408	1,979	13,979	12,320	5,717	1,910	19,947
07/31/70	13,000	410	2,389	15,659	10,520	5,207	1,822	17,549
07/31/71	14,000	588	2,977	16,977	14,385	6,664	2,970	24,019
07/31/72	15,000	682	3,659	18,659	16,069	7,018	3,841	26,928
07/31/73	16,000	508	4,167	20,167	16,299	7,259	4,162	27,720
07/31/74	17,000	782	4,949	21,949	14,041	6,307	4,034	24,382
07/31/75	18,000	1,405	6,354	24,354	13,704	9,330	5,110	28,144
07/31/76	19,000	1,171	7,525	26,525	16,777	10,796	7,227	34,800
07/31/77	20,000	1,074	8,599	28,599	19,582	12,008	9,204	40,794
07/31/78	21,000	1,017	9,616	30,616	23,726	13,984	11,894	49,604
07/31/79	22,000	2,055	11,671	33,671	27,109	15,429	15,437	57,975
07/31/80	23,000	2,931	14,602	37,602	37,937	22,535	24,562	85,034
07/31/81	24,000	3,766	18,368	42,368	30,526	41,349	22,502	94,377
07/31/82	25,000	4,235	22,603	47,603	27,829	39,477	23,846	91,152
07/31/83	26,000	6,769	29,372	55,372	40,090	55,535	42,431	138,056
07/31/84	27,000	5,657	35,029	62,029	35,136	58,360	41,506	135,002
07/31/85	28,000	4,637	39,666	66,666	37,927	73,322	48,927	160,176
07/31/86	29,000	7,330	46,996	75,996	41,252	77,925	60,054	179,231
07/31/87	30,000	5,993	52,989	82,989	44,358	107,124	70,083	221,565
07/31/88	31,000	3,685	56,674	87,674	31,884	105,874	52,808	190,566
07/31/89	32,000	9,656	66,330	98,330	36,390	117,707	69,793	223,890
07/31/90	33,000	9,004	75,334	108,334	37,969	119,759	79,838	237,566
07/31/91	34,000	8,138	83,472	117,472	41,072	126,543	93,645	261,260
07/31/92	35,000	1,955	85,427	120,397	44,484	151,776	101,369	297,629
07/31/93	36,000	2,801	88,288	124,228	50,094	193,448	115,156	358,698
07/31/94	37,000	1,910	90,138	127,138	50,782	232,061	116,467	399,310
07/31/95	38,000	5,130	95,268	133,268	48,526	297,125	115,242	460,893
07/31/96	39,000	6,321	101,589	140,589	50,035	311,128	122,923	484,086
07/31/97	40,000	6,564	108,153	148,153	65,012	424,387	165,392	654,791
07/31/98	41,000	4,623	112,776	153,776	55,644	408,025	143,706	607,375
07/31/99	42,000	6,373	119,149	161,149	57,071	411,450	151,421	619,943
07/31/2000	43,000	0	119,149	162,149	54,092	417,367	140,864	612,323
07/31/2001	44,000	0	119,149	163,149	25,323	259,740	63,342	348,405
07/31/2002	45,000	0	119,149	164,149	14,796	143,740	34,507	193,043
07/31/2003	46,000	0	119,149	165,149	19,241	177,214	42,543	238,998
07/31/2004	47,000	0	119,149	166,149	20,027	175,245	42,070	237,342
07/31/2005	48,000	0	119,149	167,149	23,953	200,842	48,215	273,010
07/31/2006	49,000	0	119,149	168,149	24,874	200,186	48,058	273,118
07/31/2007	50,000	0	119,149	169,149	29,871	232,347	55,778	317,996

The table below illustrates the effect of an automatic withdrawal program on an initial hypothetical investment of $10,000 on August 1, 1958 in the Fund for the life of the Fund. The illustration assumes that a sales load of 5.75% was deducted from the initial investment, that $800 was

SAI ~ Page 17

withdrawn annually and withdrawals were made first from income for the year, then from principal. Withdrawals from principal representing the sale of shares were assumed to have been in the order shares were acquired. Continued withdrawals in excess of current income can eventually exhaust principal, particularly in a period of declining market prices. That portion of the total amount withdrawn designated "From Investment Income Dividends" should be regarded as income; the remainder represents a withdrawal of principal. While this illustration assumes that $800 was withdrawn annually, the Fund may in other illustrations select any percentage or dollar amount to be withdrawn.

Period Ended	Withdrawn from investment income dividends	Withdrawn from principal and capital gains	Annual total withdrawn	Cumulative total withdrawn	Value of remaining original shares	Accepted as Capital Gains distributions	Total Value
07/31/59	$ 244	$ 556	$ 800	$ 800	$ 11,453	$ 0	$ 11,453
07/31/60	212	588	800	1,600	10,025	57	10,082
07/31/61	283	517	800	2,400	12,213	294	12,507
07/31/62	243	557	800	3,200	10,085	311	10,396
07/31/63	237	563	800	4,000	11,477	700	12,177
07/31/64	199	601	800	4,800	13,666	1,070	14,737
07/31/65	201	599	800	5,600	12,252	2,004	14,256
07/31/66	241	559	800	6,400	11,739	3,292	15,031
07/31/67	393	407	800	7,200	11,592	5,090	16,682
07/31/68	336	464	800	8,000	12,250	5,588	17,838
07/31/69	355	445	800	8,800	9,546	6,535	16,081
07/31/70	325	475	800	9,600	6,970	5,695	12,665
07/31/71	417	383	800	10,400	8,524	7,289	15,813
07/31/72	441	359	800	11,200	8,625	7,675	16,300
07/31/73	300	500	800	12,000	7,753	7,673	15,426
07/31/74	427	373	800	12,800	5,906	6,432	12,338
07/31/75	696	104	800	13,600	5,210	7,662	12,872
07/31/76	526	274	800	14,400	5,753	8,866	14,619
07/31/77	443	357	800	15,200	6,034	9,861	15,895
07/31/78	391	409	800	16,000	6,585	11,484	18,069
07/31/79	740	60	800	16,800	7,207	12,671	19,878
07/31/80	800	0	800	17,600	10,117	17,800	27,917
07/31/81	800	0	800	18,400	8,175	21,670	29,845
07/31/82	800	0	800	19,200	7,691	20,050	27,741
07/31/83	800	0	800	20,000	12,625	28,206	40,831
07/31/84	800	0	800	20,800	11,585	27,303	38,888
07/31/85	800	0	800	21,600	12,811	32,159	44,970
07/31/86	800	0	800	22,400	15,019	34,178	49,197
07/31/87	800	0	800	23,200	16,776	42,864	59,640
07/31/88	800	0	800	24,000	12,006	38,243	50,249
07/31/89	800	0	800	24,800	15,375	42,517	57,892
07/31/90	800	0	800	25,600	17,109	43,258	60,367
07/31/91	800	0	800	26,400	19,569	45,709	65,278
07/31/92	486	314	800	27,200	20,438	52,839	73,277
07/31/93	687	113	800	28,000	22,514	64,695	87,209
07/31/94	463	337	800	28,800	22,086	73,961	96,046

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07/31/95	800	0	800	29,600	21,316	88,412	109,728
07/31/96	800	0	800	30,400	22,293	91,941	114,235
07/31/97	800	0	800	31,200	29,491	123,845	153,366
07/31/98	800	0	800	32,000	25,127	116,106	141,233
07/31/99	800	0	800	32,800	26,017	117,031	143,048
07/31/2000	0	800	800	33,600	23,403	116,856	140,259
07/31/2001	0	800	800	34,400	9,724	69,053	78,777
07/31/2002	0	800	800	35,200	4,497	38,125	42,622
07/31/2003	0	800	800	36,000	4,745	47,003	51,748
07/31/2004	0	800	800	36,800	3,892	46,481	50,373
07/31/2005	0	800	800	37,600	3,660	53,271	56,931
07/31/2006	0	800	800	38,400	2,848	53,097	55,945
07/31/2007	0	800	800	39,200	2,506	61,627	64,133
TOTAL	$ 22,886	$ 16,314	$ 39,200

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Funds investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future.

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American Growth Fund, Inc.
Annual Report
For the year ended July 31, 2007

ANNUAL ~ Cover

(graphic - picture of Robert Brody)

Dear Shareholders:

Since my last letter to you in our Semi-Annual Report, your American Growth Fund has increased by 10.24% (3/05/07 to 09/04/07). Our performance has been largely due to a 30.58% increase in the Computer & Peripherals Industry.
Recently there has been much in the news about sub prime real estate loans and the effect this will have on the economy. The pace of new home construction plunged in July while the backlog of existing unsold houses has risen to a 16 year high. Conversely, on a much more positive note, the July numbers showed output growth in the second quarter was strong. Business spending looked good and wage growth was solid. It is my view that since the Administration and Federal Bank are taking action to control the sub prime loans, the overall effect on the economy should be negligible. It is my opinion that the final resolve will be a moderate expansion of the economy.
We at American Growth Fund are optimistic about the position of our portfolio to take advantage of this moderate economy expansion. Our largest investment categories are in the computer and semi conductor industries. We believe these two industries will be the upcoming leaders based on our 49 years of experience.
My staff and I are always available to discuss your account or answer any question you might have. Please call our toll free number at 800 525-2406 or, in Colorado, at 303 626-0600.
American Growth Fund wishes you A Good Future!

Sincerely,
(graphic - signature of Robert Brody)
Robert Brody

*see page 23 for additional information.
ANNUAL ~ Page Two

How American Growth Fund, Inc. Has Its Shareholders´ Money Invested
STATEMENT OF INVESTMENTS
July 31, 2007

Description of Security	Shares	Market Value

COMMON STOCK

Computer & Peripherals Industry 41.72%
Hewlett Packard Company	200,000	$ 9,206,000
(A designer and manufacturer of precision electronic products.)
Cisco Systems*	80,000	2,312,800
(The leading supplier of high-performance inter-networking products.)
EMC Corp.*	70,000	1,295,700
(Designs, manufactures, markets, and supports high performance storage products for selected mainframe and open computing systems.)
		12,814,500

Semiconductor Industry 12.75%
Texas Instruments, Inc	46,000	1,618,740
(The leading supplier of digital signal processors and analog devices.)
Intel Corp	56,000	1,322,720
(A leading manufacturer of integrated circuits.)
Integrated Device Technology*	60,000	976,200
(Produces digital integrated circuits.)
		3,917,660

Biotechnology Industry 8.75%
Amgen Inc.*	50,000	2,687,000
(Utilizes biotechnology to develop human pharmaceutical products.)

*Non-income producing security
See accompanying notes to financial statements.
ANNUAL ~ Page Three

How American Growth Fund, Inc. Has Its Shareholders´ Money Invested
STATEMENT OF INVESTMENTS
July 31, 2007

Description of Security	Shares	Market Value

Semiconductor Capital Equipment 7.81%
Novellus Systems*	40,000	$ 1,140,800
(Designs, manufactures, markets and services equipment used in the fabrication of integrated circuits.)
Applied Materials	40,000	881,600
(Produces semiconductor water fabrication equipment.)
Teradyne, Inc.*	24,000	376,560
(The world´s largest producer of automated test equipment for semiconductors.)
		2,398,960

Drug 6.97%
Cephalon Inc.*	28,500	2,141,490
(A biopharmaceutical company which develops and markets products to treat neurological and sleep disorders, cancer and pain.)

Insurance Industry 5.08%
AXA ADS	39,824	1,559,508
(The holding company of an international group of insurance and related financial services.)

Computer Software and Services Industry 2.88%
Fair, Isaac & Co.	22,500	883,350
(Provides decision-making solutions to clients in the financial services, telecommunications and retail industries.)

Entertainment Industry 2.51%
Time Warner, Inc.	40,000	770,400
(A leading internet/media provider.)

*Non-income producing security
See accompanying notes to financial statements.

ANNUAL ~ Page Four

How American Growth Fund, Inc. Has Its Shareholders´ Money Invested
STATEMENT OF INVESTMENTS
July 31, 2007

Description of Security	Shares	Market Value

Medical Supplies 2.14%
Cardinal Health, Inc	10,000	$ 657,300
(A leading provider of products and services for the health care industry.)

Bank Industry 1.86%
Morgan (J.P.) Chase & Co	13,000	572,130
(Provides investment banking, asset management, private equity, consumer banking, private banking, and custody and processing services.)

Wireless Networking Industry 1.84%
Network Appliance, Inc.*	20,000	566,800
(A leading supplier of network attached data storage and access devices, called filers.)

Total Common Stocks (cost $39,124,578) - 94.31%	28,969,098

U.S Government Obligations 3.24%
U.S. Treasury Bill 5.13%, 08/02/07	996,000	995,865
Total U.S. Government Obligations (cost $995,865)		995,865

Total Investments, at Market Value (cost $40,120,443)	97.55%	29,964,963
Cash and Receivable, Less Liabilities	2.45%	751,517
Net Assets	100.00%	$30,716,480

*Non-income producing security
See accompanying notes to financial statements.

ANNUAL ~ Page Five

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES, JULY 31, 2007

ASSETS:
Investments, at market value (cost $40,120,443)	$ 29,964,963
Cash	770,105
Receivables:
Shares of beneficial interest sold	53,745
Dividends	3,680
Interest	1,939
Total assets	30,794,432
LIABILITIES:
Shares of beneficial interest redeemed	40,001
12b-1 fees	11,376
Management fee	26,575
Total liabilities	77,952
NET ASSETS	$ 30,716,480
COMPOSITION OF NET ASSETS:
Paid-in capital	$ 51,310,090
Accumulated net realized loss from investment transactions	(10,438,130)
Net unrealized depreciation of investments	(10,155,480)
Net assets	$ 30,716,480
NET ASSET VALUE PER SHARE:
Class A Shares:
Net asset value and redemption price per share (based on net assets of $7,673,767 and 2,230,575 shares of beneficial interest outstanding)	$ 3.44
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 3.65
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,317,713 and 1,685,218 shares of beneficial interest outstanding)	$ 3.16
Class C Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,350,313 and 1,698,057 shares of beneficial interest outstanding)	$ 3.15
Class D Shares:
Net asset value and redemption price per share (based on net assets of $12,374,687 and 3,498,460 shares of beneficial interest outstanding)	$ 3.54
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 3.76

See accompanying notes to financial statements.

ANNUAL ~ Page Six

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2007

INVESTMENT INCOME:
Dividends (net of $5,677 foreign withholding tax)	$ 206,294
Interest	52,950
Total investment income	259,244

EXPENSES:
Investment advisory fees (Note 5)	310,349
Administration expenses (Note 5)	228,488
Transfer agent, shareholder servicing and data processing fees	196,917
Accounting Fees	61,774
Rent expense (Note 5)	83,181
Custodian fees (Note 4)	14,137
Professional fees	41,218
Registration and filing fees:
Class A	12,906
Class B	9,927
Class C	9,437
Class D	23,090
Shareholder reports	9,318
Distribution and service fees:
Class A	22,247
Class B	55,789
Class C	52,865
Directors fees (Note 5)	6,300
Other expenses	58,282
Total expenses	1,196,225
Less expenses paid indirectly (Note 4)	(749)
Net expenses	1,195,476
Net Investment Loss	(936,232)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized loss on investments	(4,341,319)
Net change in unrealized depreciation on investments	9,665,776
Net gain on investments	5,324,457
Net increase in net assets resulting from operations	$ 4,388,225

See accompanying notes to financial statements.

ANNUAL ~ Page Seven

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2007	Year Ended July 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (936,232)	$ (907,050)
Net realized gain (loss) on investments	(4,341,319)	145,037
Net change in unrealized depreciation on investments	9,665,776	555,547
Net increase (decrease) in net assets resulting from operations	4,388,225	(206,466)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
Class A	-	-
Class B	-	-
Class C	-	-
Class D	-	-
Distributions from net realized gain:
Class A	-	-
Class B	-	-
Class C	-	-
Class D	-	-

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class A	238,194	183,780
Class B	(486,929)	(609,653)
Class C	(212,231)	685,573
Class D	(2,206,480)	(1,678,015)
Net change in net assets derived from beneficial interest transactions	(2,667,446)	(1,418,315)
Total increase (decrease)	1,720,779	(1,624,781)
Net Assets - Beginning of year	28,995,701	30,620,482
Net Assets - End of year	$ 30,716,480	$ 28,995,701

See accompanying notes to financial statements.

ANNUAL ~ Page Eight

Financial Highlights

	Class A Year Ended July 31,
	2007	2006	2005	2004	2003
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$2.98	$3.00	$2.61	$2.65	$2.15
Income (loss) from investment operations:
Net investment loss4	(0.09)	(0.08)	(0.08)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.55	0.06	0.47	-	0.51
Total income (loss) from investment operations	0.46	(0.02)	0.39	(0.04)	0.50
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	-	-
Total dividends and distributions to shareholders	-	-	-	-	-
Net Asset Value, End of Period	$3.44	$2.98	$3.00	$2.61	$2.65
Total Return at Net Asset Value1	15.4%	(0.7)%	14.9%	(1.5)%	23.3%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$7,674	$6,452	$6,331	$5,586	$4,576
Ratio to average net assets:
Net investment loss	(2.83)%	(2.80)%	(2.97)%	(3.18)%	(4.05)%
Expenses2	3.67%	3.55%	3.65%	3.73%	4.71%
Portfolio Turnover Rate3	0.0%	0.0%	4.9%	2.2%	0.0%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2007, aggregated $0 and $4,902,452, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.

See accompanying notes to financial statements.

ANNUAL ~ Page Nine

Financial Highlights

	Class B Year Ended July 31,
	2007	2006	2005	2004	2003
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$2.75	$2.79	$2.45	$2.50	$2.05
Income (loss) from investment operations:
Net investment loss4	(0.12)	(0.17)	(0.14)	(0.05)	(0.01)
Net realized and unrealized gain (loss)	0.53	0.13	0.48	-	0.46
Total income (loss) from investment operations	0.41	(0.04)	0.34	(0.05)	0.45
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	-	-
Total dividends and distributions to shareholders	-	-	-	-	-
Net Asset Value, End of Period	$3.16	$2.75	$2.79	$2.45	$2.50
Total Return at Net Asset Value1	14.9%	(1.4)%	13.9%	(2.0)%	22.0%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,318	$5,054	$5,712	$5,600	$4,859
Ratio to average net assets:
Net investment loss	(3.57)%	(3.57)%	(3.75)%	(3.96)%	(4.78)%
Expenses2	4.39%	4.31%	4.42%	4.51%	5.45%
Portfolio Turnover Rate3	0.0%	0.0%	4.9%	2.2%	0.0%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2007, aggregated $0 and $4,902,452, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.

See accompanying notes to financial statements.

ANNUAL ~ Page Ten

Financial Highlights

	Class C Year Ended July 31,
	2007	2006	2005	2004	2003
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$2.75	$2.78	$2.45	$2.50	$2.05
Income (loss) from investment operations:
Net investment loss4	(0.11)	(0.04)	(0.14)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	0.51	0.01	0.47	(0.03)	0.48
Total income (loss) from investment operations	0.40	(0.03)	0.33	(0.05)	0.45
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	-	-
Total dividends and distributions to shareholders	-	-	-	-	-
Net Asset Value, End of Period	$3.15	$2.75	$2.78	$2.45	$2.50
Total Return at Net Asset Value1	14.6%	(1.1)%	13.5%	(2.0)%	22.0%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,350	$4,855	$4,268	$4,337	$2,995
Ratio to average net assets:
Net investment loss	(3.56)%	(3.50)%	(3.75)%	(3.93)%	(4.78)%
Expenses2	4.39%	4.24%	4.43%	4.48%	5.46%
Portfolio Turnover Rate3	0.0%	0.0%	4.9%	2.2%	0.0%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2007, aggregated $0 and $4,902,452, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.

See accompanying notes to financial statements.

ANNUAL ~ Page Eleven

Financial Highlights

	Class D Year Ended July 31,
	2007	2006	2005	2004	2003
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.05	$3.06	$2.67	$2.70	$2.19
Income (loss) from investment operations:
Net investment loss4	(0.09)	(0.19)	(0.18)	(0.18)	(0.13)
Net realized and unrealized gain (loss)	0.58	0.18	0.57	0.15	0.64
Total income (loss) from investment operations	0.49	(0.01)	0.39	(0.03)	0.51
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	-	-
Total dividends and distributions to shareholders	-	-	-	-	-
Net Asset Value, End of Period	$3.54	$3.05	$3.06	$2.67	$2.70
Total Return at Net Asset Value1	16.1%	(0.3)%	14.6%	(1.1)%	23.3%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$12,374	$12,635	$14,310	$14,356	$16,983
Ratio to average net assets:
Net investment loss	(2.55)%	(2.56)%	(2.76)%	(3.02)%	(3.90)%
Expenses2	3.36%	3.31%	3.43%	3.56%	4.58%
Portfolio Turnover Rate3	0.0%	0.0%	4.9%	2.2%	0.0%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2007, aggregated $0 and $4,902,452, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.

See accompanying notes to financial statements.

ANNUAL ~ Page Twelve

Notes to Financial Statements

1. Summary of Significant Accounting Policies
American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund´s primary investment objective is to seek capital appreciation. The Fund´s investment advisor is Investment Research Corporation (IRC). The Fund offers Class A, Class B, Class C and Class D shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A and Class D shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares seven years after date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2007, the Fund decreased its net investment loss and decreased paid in capital by $936,232.
Investment Valuation - Investment securities are valued at the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, or if the security is not traded on an exchange, value is based on the average of the latest bid and asked prices. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.
Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
New Accounting Pronouncement - On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund´s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no material impact on the financial statements of the Fund.
FASB SFAS 157 - In December, 2005, the Financial Accounting Standards Board ("FASB") released Financial Accounting Standard Board Statement No. 157 Fair Value Measurements ("SAFS 157"). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or

ANNUAL ~ Page Thirteen

Notes to Financial Statements

liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time management believes that the adoption of SFAS 157 will have no material impact on the financial statements of the Fund.

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2007		Year Ended July 31, 2006
	Shares	Amount	Shares	Amount
Class A:
Sold	707,839	$ 2,404,186	727,466	$ 2,244,542
Dividends and distributions reinvested	-	-	-	-
Redeemed	(641,497)	(2,165,992)	(676,990)	(2,060,762)
Net increase (decrease)	66,342	$ 238,194	50,476	$ 183,780
Class B:
Sold	191,345	$ 586,838	170,015	$ 475,824
Dividends and distributions reinvested	-	-	-	-
Redeemed	(342,197)	(1,073,767)	(383,955)	(1,085,477)
Net decrease	(150,852)	$ (486,929)	(213,940)	$ (609,653)
Class C:
Sold	500,225	$ 1,536,987	705,145	$ 2,025,568
Dividends and distributions reinvested	-	-	-	-
Redeemed	(568,493)	(1,749,218)	(471,821)	(1,339,995)
Net increase (decrease)	(68,268)	$ (212,231)	233,324	$ 685,573
Class D:
Sold	21,402	$ 73,168	18,652	$ 58,970
Dividends and distributions reinvested	-	-	-	-
Redeemed	(661,003)	(2,279,648)	(556,192)	(1,736,985)
Net decrease	(639,601)	$(2,206,480)	(537,540)	$(1,678,015)

3. Unrealized Gains and Losses on Investments
The identified tax cost basis of investments at July 31, 2007 was $40,120,443. Net unrealized depreciation on investments of $10,155,480, based on identified tax cost as of July 31, 2007, was comprised of gross appreciation of $4,861,794 and gross depreciation of $15,017,274.

4. Fund Expenses Paid Indirectly
For the year ended July 31, 2007, fees for custodian services totaling $749, were offset by earnings on cash balances maintained by the Fund at the custodian financial institution. The Fund could have invested the assets maintained at the institution in income-producing assets if it had not agreed to a reduction in fees.

ANNUAL ~ Page Fourteen

Notes to Financial Statements

5. Underwriting, Investment Advisory Contracts and Service Fees
Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund´s average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.
Class B and Class C shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class A shares are subject to annual service and distribution fees of 0.25% and 0.05% of average daily net assets, respectively.
For the year ended July 31, 2007 commissions and sales charges paid by investors on the purchase of Fund shares totaled $99,493 of which $18,031 was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by WCB on sales of the Fund´s Class B and C shares totaled $37,187. For the year ended July 31, 2007, WCB received contingent deferred sales charges of $14,286 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by WCB upon the sale of such shares.
No payments were made by the Fund to WCB for brokerage commission on securities transactions.
Certain officers of the Fund are also officers of WCB and IRC. For the year ended July 31, 2007, the Fund paid directors´ fees and expenses of $6,300.
For the year ended July 31, 2007, under an agreement with IRC, the Fund was charged $228,488 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $83,181 by an affiliated company of IRC for the rental of office space.

6. Federal Income Tax Matters
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
At July 31, 2007, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $6,714,363, of which $1,915,926 expires 2011, $1,926,517 expires 2012, $2,254,368 expires 2013 and $617,552 expires 2015.
The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.
As of July 31, 2007 the components of distributable losses on a tax basis were as follows:
Capital loss carry forward	(6,714,363)
Unrealized depreciation	(10,155,480)
Post-October loss	(3,723,767)
(20,593,610)

Under the current tax law, capital losses realized after October 31 and prior to the Fund´s fiscal year end may be deferred as occurring on the first day of the following year.

7.Change in Independent Registered Public Accounting Firm
On August 10, 2006, the Audit Committee of the Fund´s Board of Trustees appointed Tait, Weller & Baker LLP as the Fund´s independent registered public accounting firm. The Fund´s previous independent registered accounting firm, Anton Collins Mitchell LLP (ACM) declined to stand for re-election. The previous reports issued by ACM on the Fund´s financial statements for the fiscal years ended July 31, 2004 and July 31, 2005, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund´s fiscal years ended July 31, 2004 and July 31, 2005 (i) there were no disagreements with ACM on any matter of accounting or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ACM, would have caused it to make reference to the subject matter of the disagreements in connection with the reports on the financial statements for such years: and (ii) there were no reportable events of the kind described in item 304(a) (1) (v) of the Regulation S-K under the Securities Exchange Act of 1934, as amended.
As indicated above, the Fund has appointed Tait, Weller & Baker LLP as the independent registered public accounting firm to audit the Fund´s financial statements for the fiscal year ended July 31, 2006. During the Fund´s fiscal years ended July 31, 2005 and July 31, 2006, neither the Fund nor anyone on its behalf has consulted Tait, Weller & Baker LLP on items which: (i) concerns the application of accounting principles to s specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund´s financial statements or (ii) concerned of the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

ANNUAL ~ Page Fifteen

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of American Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc. (the "Fund"), including the statement of investments, as of July 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund´s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended July 31, 2005 were audited by other auditors whose reports dated September 6, 2005 and August 21, 2003, respectively, expressed unqualified opinions thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund´s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund´s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. as of July 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

(graphic - signature of Tait, Weller & Baker LLP)

Philadelphia, Pennsylvania
September 14, 2007

ANNUAL ~ Page Sixteen

Analysis of Expenses (unaudited)
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A and D shares or contingent deferred sales charges ("CDSC") with respect to Class B and C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The tables below are based on an investment of $1,000 invested on August 1, 2006 and held for the twelve months ended July 31, 2007.

Actual expenses
This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the year. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Year".

For the twelve months ended July 31, 2007

	Actual Total Return Without Sales Charges(1)	Beginning Account Value	Ending Account Value	Expenses Paid During The Year(2)
Class A	15.44%	$1,000.00	$1,154.40	$39.53
Class B	14.91%	$1,000.00	$1,149.10	$47.17
Class C	14.55%	$1,000.00	$1,145.50	$47.09
Class D	16.09%	$1,000.00	$1,160.70	$36.30
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable Contingent Deferred Sales Charges ("CDSC") with respect to Class C Shares. Total return is annualized.
(2) Expenses are annualized expense ratio of 3.67%, 4.39%, 4.39% and 3.36% for the Fund´s Class A, B, C, and D shares, respectively, multiplied by the average account value over the year.
Hypothetical example for comparison purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund´s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

ANNUAL ~ Page Seventeen

For the twelve months ended July 31, 2007

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid Expenses The Year(1)
Class A	5.00%	$1,000.00	$1,013.30	$36.94
Class B	5.00%	$1,000.00	$1,006.10	$44.03
Class C	5.00%	$1,000.00	$1,006.10	$44.03
Class D	5.00%	$1,000.00	$1,016.40	$33.88

(1) Expenses are annualized expense ratio of 3.67%, 4.39%, 4.39% and 3.36% for the Fund´s Class A, B, C, and D shares, respectively, multiplied by the average account value over the year.
Allocation of Portfolio Assets
(Calculated as a percentage of Net Assets)

July 31, 2007

Sector Breakdown
Computer & Peripherals	41.72%
Semiconductor	12.75%
Biotechnology	8.75%
Semiconductor Capital Equipment	7.81%
Drug	6.97%
Insurance	5.08%
Computer Software and Services	2.88%
Entertainment	2.51%
Medical Supplies	2.14%
Bank	1.86%
Wireless Networking	1.84%
Investments - Common Stocks	94.31%
U.S. Treasury Bill	3.24%
Total Investments	97.55%
Cash and Receivables, less Liabilities	2.45%
Total Net Assets	100.00%

NOTICE TO SHAREHOLDERS at July 31, 2007 (Unaudited)
How to Obtain a Copy of the Fund´s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-525-2406 or on the SEC´s website at http://www.sec.gov.

ANNUAL ~ Page Eighteen

How to Obtain a Copy of the Fund´s Proxy Voting Records for the 12-Month Period
Ended June 30, 2006

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund´s proxy voting records on the SEC´s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund´s Form N-Q is available on the SEC´s website at http://www.sec.gov. The Fund´s Form N-Q may be reviewed and copied at the SEC´s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund´s Form N-Q is also available by calling 1-800-525-2406.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert Brody2 (82) 110 Sixteenth Street, Suite 1400 Denver, Colorado	President, Director	Since August 1958	See below for affiliations with Investment Research Corporation (the Adviser or IRC) and Distributor	1	World Capital Brokerage, Inc., Investment Research Corporation
Michael J. Baum, Jr. (90) 111 Emerson #525 Denver, Colorado	Director and Audit Committee Member	Since December 1971	Investor in securities and real estate; engaged in mortgage financing, president of Baum Securities, M & N Investment Company and First Ave. Corp. all of which are real estate investment companies.	1	None
Eddie R. Bush (68) 1400 W. 122nd Ave. Suite 100 Westminster, Colorado	Director and Audit Committee Member (financial expert)	Since September 1987	Certified Public Accountant	1	None

ANNUAL ~ Page Nineteen

Harold Rosen (80) 1 Middle Road Englewood, CO	Director	Since December 1995	Owner of Bi-Rite Furniture Stores.	1	None
John Pasco III (61) 8730 Stony Point Parkway Suite 205 Richmond, VA 23235	Director	Since December 2006	Mr. Pasco is Treasurer and a Director of Commonwealth Shareholder Services, Inc. ("CSS"); President and Director of First Dominion Capital Corp. ("FDCC"), the Company´s underwriter; President and Director of Fund Services, Inc., the Company´s Transfer and Disbursing Agent; President and Treasurer of Commonwealth Capital Management, Inc. (investment adviser) which also owns an interest in the investment adviser to the Third Millennium Russia Fund, another fund of the Company; President of Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund series of the Company, and the adviser to Genomics Fund series of the Company; President and Director of Commonwealth Fund Accounting, Inc., which provides bookkeeping services to the Company; and Chairman and Trustee of The World Insurance Trust, a registered investment company, since May, 2002. Mr. Pasco is also a certified public accountant.	1
Timothy E. Taggart (53) 110 Sixteenth Street, Suite 1400 Denver, CO	Treasurer and Chief Compliance Officer	Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	N/A	N/A
Michael L. Gaughan (39) 2001 Avenue D Scottsbluff, NE	Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	N/A

The Fund´s Statement of Additional Information includes additional information about the Fund´s trustees, and is available without charge upon request by calling 1-800-525-2406.
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on September 27, 2007, the board of trustees (the "Board") considered and approved the continuance of the investment advisory agreement (the "Advisory Agreement") with Investment Research Corp. (the "Advisor") pertaining to the American Growth Fund (the "Fund") for a period ending October 15, 2008. Prior to the meeting, the Board had requested detailed information from the Advisor regarding the Fund. This information formed the primary (but not exclusive) basis for the Board´s determinations. Below is a summary of the factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:
1. The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor´s specific responsibilities in all aspects of day-to-day

ANNUAL ~ Page Twenty

investment management of the Fund. The Board considered the qualifications, experience andresponsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance. The Board noted the ongoing Advisor´s commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor´s compliance record, and the Advisor´s business continuity plan. The Board also considered the prior relationship between the Fund and the Advisor, as well as the Board´s knowledge of the Advisor´s operations. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.
2. The Fund´s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management services delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to the Dow Jones Industrial Average.
The Board noted the Fund´s one year performance (AMRAX) was 15.44% while the Dow Jones Industrial was 18.12% (as of July 31, 2007). The Board was presented details regarding the Fund´s performance by the Advisor and concluded that the fund was operating within the parameters of the Fund´s Objective as described in the Prospectus and that the advisor´s overall performance was satisfactory.
3. The costs of the services to be provided by the Advisor and the structure of the Advisor´s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board held a discussion and concluded that based on past performance and the Advisor´s commitment to the betterment of the Fund that the fees and expenses associated with the Advisor were acceptable.
It was also noted that the Fund´s 12b-1 fees were at an acceptable level. After taking into account all waivers and reimbursements, the Board concluded that the 12b-1 fees paid to the Advisor were fair and reasonable in light of comparative performance and expenses.
4. Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow and the Fund´s expense ratio begins to show signs of reduction. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.
5. The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board considered the 12b-1 fees paid to the Advisor and to affiliates for the sale and distribution of shares and shareholder service fees paid to the advisor and underwriter as well as other fees paid to affiliates. After such review, the Board determined that the profitability rates to the Advisor with respect to the Advisory Agreement are not excessive, and that the Advisor had maintained adequate profit levels to support the services to the Fund.

No single factor was determinative of the Board´s decision to approve the continuance of the Advisory Agreement. The Board based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund´s shareholders received reasonable value in return for the advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

HYPOTHETICAL PERFORMANCE CHARTS
The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Dow Jones Industrial Average (DJII). Returns reflect a sales load for Class A and D while Class B and C are without a sales load.
Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor´s shares, when redeemed, may be worth more or less than their original cost. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

ANNUAL ~ Page Twenty-One

Class A, B, C, D and DJII

	A	B	C	D	DJII
7/31/1997	10,000.00	10,000.00	10,000.00	10,000.00	10,000.00
7/31/1998	8,709.00	9,185.00	9,177.00	8,730.00	10,804.00
7/31/1999	8,849.00	9,263.00	9,254.00	8,898.00	12,958.00
7/31/2000	8,706.00	9,050.00	9,031.00	8,774.00	12,796.00
7/31/2001	4,934.00	5,086.00	5,087.00	4,991.00	12,797.00
7/31/2002	2,704.00	2,757.00	2,757.00	2,752.00	10,625.00
7/31/2003	3,333.00	3,362.00	3,362.00	3,392.00	11,230.00
7/31/2004	3,283.00	3,294.00	3,295.00	3,355.00	12,332.00
7/31/2005	3,774.00	3,752.00	3,739.00	3,845.00	12,941.00
7/31/2006	3,748.00	3,698.00	3,695.00	3,832.00	13,604.00
7/31/2007	4,327.00	4,249.00	4,236.00	4,448.00	16,068.00

Annual ~ Page Twenty-Two

On 3/1/96, the Fund adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions. Performance quoted represents past performance. The investment return and principal value of an investment will fluctuate so that the investors shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. Period ending 07/31/07. For current performance figures please call 1-800-525-2406.

	1 year (unaudited)	5 years annualized (unaudited)	10 years annualized (unaudited)
Class D without load	16.07%	10.08%	-7.27%
Class D with load*	9.26%	8.82%	-7.81%
Class A without load	15.44%	9.86%	-7.52%
Class A with load*	8.86%	8.57%	-8.06%
Class B without load	14.91%	9.04%	-8.23%
Class C without load	14.55%	8.97%	-8.26%
*Includes a 5.75% sales charge based on a $10,000 initial purchase.

Annual ~ Page Twenty-Three

TRANSFER AGENT: Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169
CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
RETIREMENT PLAN CUSTODIAN: State Street Bank & Trust Company, 1776 Heritage Drive, North Quincy, MA 02171
INDEPENDENT AUDITORS: Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA 19103 LEGAL COUNSEL: Jones & Keller, World Trade Center, 1625 Broadway, 16th Floor, Denver, CO 80202
UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 110 Sixteenth Street, Suite 1400, Denver, CO 80202

OFFICERS AND DIRECTORS
Robert Brody President and Director
Timothy E. Taggart Treasurer
Michael J. Baum Director
Eddie R. Bush Director
Harold Rosen Director
John Pasco III Director

INVESTMENT ADVISOR
Investment Research Corporation
110 Sixteenth Street, Suite 1400
Denver, CO 80202
OFFICERS AND DIRECTORS
Robert Brody President, Treasurer, and Director
Timothy E. Taggart Executive Vice President and Director

9/2007
Annual ~ Page Twenty-Four

AMERICAN GROWTH FUND, INC.
PART C - OTHER INFORMATION

Item 23. Exhibits

A. Articles of Incorporation. (6)
B. By-laws. as amended. (2)
C. Instruments Defining Rights of Security Holders.
  See Article 4, 6 & 8 of Incorporation and Article 1, 4 & 7 of the Bylaws. (6)
D. Investment Advisory Contract. between Investment Research Corporation and Registrant.
  1. Distribution Agreement for Class A Shares (6)
  2. Distribution Agreement for Class B Shares (6)
  3. Distribution Agreement for Class C Shares (6)
  4. Distribution Agreement for Class D Shares (6)
E. Underwriting Contracts. Selling group agreement between World Capital Brokerage, Inc. and Registrant. (6)
F. Bonus or Profit Sharing Contracts. Not applicable.
G. Custodian Agreements. between state UMB Bank NA and registrant. (1)
H. Other Material Contracts.
  1. Retirement Plan Custodian Agreement between State Street Bank & Trust Company and Registrant. (1)
  2. Transfer Agent Agreement between Boston Financial Data Services and Registrant. (1)
  3. Registrants Self-Employed Retirement Plan. (2)
  4. Registrants Simplified Employee Pension Plan Application and Agreement.(1)
  5. Registrants Salary Reduction Simplified Employee Pension Plan Application and Agreement. (4)
  6. Registrants Individual Retirement Account Plan and Agreement. (6)
  7. Registrants 403(b) Retirement Plan and Custody Agreement. (3)
  8. Registrants Prototype Paired Defined Contribution Plans. (4)
  9. Registrants Prototype Profit Sharing/401(k) Plan.(4)
  10. Distribution Plan for Class A Shares (6)
  11. Distribution Plan for Class B Shares (6)
  12. Distribution Plan for Class C Shares (6)
I. Legal Opinion. Not applicable.
J. Other Opinions. Not applicable.
K. Omitted Financial Statements. Not applicable.
L. Initial Capital Agreements. Not applicable.
M. Rule 12b-1 Plan. (6)
N. Rule 18f-3 Plan. Not applicable.
O. Reserved
P. Codes of Ethics.
  American Growth Fund, Inc.
  Code of Ethics

  American Growth Fund, Inc.´s code of ethics statement of general principles are listed below, and all advisory and access persons are expected to adhere to them at all times.

  1. All advisory and access persons have a duty at all times to place the interests of shareholders first.
  2. All personal securities transactions are to be conducted consistent with the code of ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of any individual´s position of trust and responsibility; and
  3. No advisory or access person will take inappropriate advantage of their position.

  A. "Definitions"
  1. "Fund" means American Growth Fund, Inc.
  2. "Access person" officer, or advisory person of the Fund.
  3. "Advisory person" means (a) any employee of the Fund or of any company in a control relationship to the Fund, who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (b) any natural person in a control relationship to the Fund who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security. A person does not become an "advisory person" simply by virtue of the following: (i) normally assisting in the reports, but not receiving information about current recommendations or trading; or (ii) a single instance of obtaining knowledge of current recommendations or trading activity, or infrequently and inadvertently obtaining such knowledge.
  4. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and as being acted upon.
  5. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires.
  6. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act.
  7. "Purchase or sale of a security" includes, inter alia, the purchase or sale of an instrument defined below as a security and the writing of an option to purchase or sell a security.
  8. "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States, short term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act, bankers´ acceptances, bank certificates of deposit, commercial paper, and such other money market instruments as designated by the Board of Directors for the Fund.
  9. "Security held or to be acquired" by the Fund means any security as defined herein which within the most recent 15 days, (i) is or has been held by the Fund, or (ii) is being or has been considered by the Fund for purchase by the Fund.

  B. Applicability of Restrictions and Procedures

  American Growth Fund, Inc. applies the code of ethics equally to all access persons. The only exempted transactions are:
  1. Purchases which are part of an automatic dividend reinvestment plan.
  2. Purchases or sales which receive the prior approval of the Board of Directors for the Fund or the CCO because: (i) the potential harm to the Fund is remote; (ii) because they would be very unlikely to affect a highly institutional market, or (iii) because they clearly are not related economically to the securities to be purchased, sold or held by the Fund.

  C. Substantive Restrictions on Personal Investing Activities
  The following restrictions apply to all access persons:
  1. Initial Public Offerings. All access persons are prohibited from acquiring any securities in an initial public offering, in order to preclude any possibility of their profiting improperly from their positions.
  2. Private Placements. All access persons must have, written, prior approval of any acquisition of securities in a private placement. This prior approval must take into account, among other factors, whether the investment opportunity should be reserved for an investment company and its shareholders, and whether the opportunity is being offered to the individual by virtue of his or her position with the fund. Anyone authorized to acquire securities in a private placement will be required to disclose that investment if or when they play a part in any subsequent considerations of an investment in the issuer. In such a circumstance, the investment company´s decision to purchase securities of the issuer would be subject to an independent review by investment personnel with no personal interest in the issuer.
  3. Blackout Periods. All access persons are prohibited from executing a securities "" order in that same security until that order is executed or withdrawn. In addition, the portfolio manager is prohibited from buying or selling a security within at least seven calendar days before and after the Fund trades in that security. Any such trades generally will be unwound or, if that is impractical, all profits from the trading will be disgorged to the appropriate investment company (or, alternatively, to a charitable organization).
  4. Ban on Short-Term Trading Profits. In addition to the blackout periods described above, all access persons, absent permission to engage in short term trading, are prohibited from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days unless prior written approval is obtained from the Chief Compliance Officer ("CCO"). Any profits realized on such short-term, non CCO approved trades will be required to be disgorged.
  5. Gifts. All access persons are prohibited from receiving any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of the Fund. Prior written approval for any gift must be obtained from the Fund.
  6. Service as a Director. All access persons are prohibited from serving on the boards of directors of publicly traded companies, absent prior authorization based upon a determination that the board service would be consistent with the interests of the Fund and its shareholders. In the relatively small number of instances in which board service is authorized, persons serving as directors should be isolated from those making investment decision concerning the companies or company as which they serve as a director through "Chinese Wall" or other procedures.

  D. Compliance Procedures.
  The following compliance procedures have been adopted in order to assure that the above restrictions are complied with by all access persons:
  1. Preclearance. All access persons excluding the dis-interested board of directors must "preclear" all personal securities investments. Written approval must be obtained from the designated officer of the Investment Company prior to the order being executed.
  2. Records of Securities Transactions. All access persons must direct their brokers to supply to a designated compliance official, on a timely basis, duplicate copies of confirmations of all personal securities transactions and copies of periodic statements for all securities accounts.
  3. Post-Trade Monitoring. We will from time to time monitor personal investment activity by access persons after pre-clearance has been granted.
  4. Disclosure of Personal Holdings. All access persons are required to disclose all personal securities holdings upon commencement of employment and thereafter on an quarterly basis.
  5. Certification of Compliance With Codes of Ethics. All access persons are required to certify annually that they have read and understand the code of ethics and recognize that they are subject thereto. Further, all access persons are required to certify annually that they have complied with the requirements of the code of ethics and that they have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the code.
  6. Quarterly Transaction Reports. All associated persons are required to submit on a quarterly basis a dated Quarterly Transaction Report as provided by the Fund. Associated are required to disclose all security transactions in detail including; transaction type, trade date, price, name of security, number of shares, name of broker and the dollar amount of transaction. Associates must also provide copies of all statements for all accounts held regardless of if there was a transaction in that quarter reported.
  7. Review by The Board of Directors. The Investment Company´s management will prepare an annual report to the board of directors that, at a minimum ---
  a. Summarizes existing procedures concerning personal investing and any changes in the procedures made during the past year;
  b. Identifies any violations requiring significant remedial action during the past year; and
  c. Identifies any recommended changes in existing restrictions or procedures based upon the investment company´s experience under its code of ethics, evolving industry practices, or developments in applicable laws or regulations.

  E. Sanctions
  Upon discovering a violation of this Code, the Board of Directors or CCO may impose such sanctions as it deems appropriate, including, inter alia, a letter of censure or suspension or termination of the employment of the violator.

  F. Review Process
  All monthly reports will be reconciled back to their pre-approved list by a non-interested person. The CCO will perform an additional review.

  INVESTMENT RESEARCH CORPORATION´S CODE OF ETHICS

  Investment Research Corporation´s code of ethics statement of general principles are listed below, and all advisory and access persons are expected to adhere to them at all times.
  1. All advisory and access persons have a duty at all times to place the interests of client/shareholders first.
  2. All personal securities transactions are to be conducted consistent with the code of ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of any individual´s position of trust and responsibility; and
  3. No advisory or access person will take inappropriate advantage of their position.

  A. "Definitions"
  1. "IRC" means Investment Research Corporation.
  2. "Access person" means any director, officer, or advisory person of IRC.
  3. "Advisory person" means (a) any employee of IRC or of any company in a control relationship to IRC, who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by IRC, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (b) any natural person in a control relationship to IRC who obtains information concerning recommendations made to IRC with regard to the purchase or sale of a security. A person does not become an "advisory person" simply by virtue of the following: (i) normally assisting in the reports, but not receiving information about current recommendations or trading; or (ii) a single instance of obtaining knowledge of current recommendations or trading activity, or infrequently and inadvertently obtaining such knowledge.
  4. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.
  5. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires.
  6. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act.
  7. "Disinterested director" means a director of IRC who is not an "interested person" of IRC within the meaning of Section 2(a)(19) of the Investment Company Act.
  8. "Purchase or sale of a security" includes, inter alia, the writing of an option to purchase or sell a security.
  9. "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States, short term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act, bankers´ acceptances, bank certificates of deposit, commercial paper, and such other money market instruments as designated by the Board of Directors for IRC.
  10. "Security held or to be acquired" by IRC means any security as defined in the Rule which within the most recent 15 days, (i) is or has been held by IRC, or (ii) is being or has been considered by IRC for purchase by IRC.

  B. Applicability or Restrictions and Procedures
  IRC applies the code of ethics equally to all access persons, advisory persons, and disinterested directors. The only exempted transactions are:
  1. Purchases which are part of an automatic dividend reinvestment plan.
  2. Purchases or sales which receive the prior approval of the Board of Directors for IRC because: (i) the potential harm to IRC is remote; (ii) because they would be very unlikely to affect a highly institutional market, or (iii) because they clearly are not related economically to the securities to be purchased, sold or held by IRC.

  C. Substantive Restrictions on Personal Investing Activities
  The following restrictions apply to all advisory and access persons:
  1. Initial Public Offerings. All advisory and access persons are prohibited from acquiring any securities in an initial public offering, in order to preclude any possibility of their profiting improperly from their positions.
  2. Private Placements. All advisory and access person must have, written, prior approval of any acquisition of securities in a private placement. This prior approval must take into account, among other factors, whether the investment opportunity should be reserved for an investment company and its shareholders, and whether the opportunity is being offered to the individual by virtue of his or her position with IRC. Anyone authorized to acquire securities in a private placement will be required to disclose that investment if or when they play a part in any subsequent considerations of an investment in the issuer. In such a circumstance, the investment company´s decision to purchase securities of the issuer would be subject to an independent review by investment personnel with no personal interest in the issuer.
  3. Blackout Periods. All advisory and access persons are prohibited from executing a securities transaction on a day during which IRC has a pending "buy" or " sell" order in that same security until that order is executed or withdrawn. In addition, the portfolio manager is prohibited from buying or selling a security within at least seven calendar days before and after IRC trades in that security. Any such trades generally will be unwound or, if that is impractical, all profits from the trading will be disgorged to the appropriate investment company (or, alternatively, to a charitable organization).
  4. Ban on Short-Term Trading Profits. In addition to the blackout periods described above, all advisory and access persons are prohibited from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days. Any profits realized on such short-term trades will be required to be disgorged.
  5. Gifts. All advisory and access persons are prohibited from receiving any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of IRC. Prior written approval for any gift must be obtained from IRC.
  6. Service as a Director. All advisory and access persons are prohibited from serving on the boards of directors of publicly traded companies, absent prior authorization based upon a determination that the board service would be consistent with the interests of IRC and its shareholders. In the relatively small number of instances in which board service is authorized, persons serving as directors should be isolated from those making investment decision through "Chinese Wall" or other procedures.

  D. Insider Trading.
  IRC forbids any associate from trading, either personally or on behalf of others, on the basis of material non-public information, and from communicating material nonpublic information to others. This conduct is frequently referred to as "insider trading" and is in violation of federal securities law. IRC´s policy applies to every Access and Advisory person and extends to activities within and outside their duties with IRC. While the law concerning insider trading is not static, it is generally understood that the law prohibits:
  1. trading by an insider, while in possession of material nonpublic information, or
  2. trading by a non-insider, while in possession of material nonpublic information, where the information was disclosed to the non-insider in violation of an insider´s duty to keep it confidential, or was misappropriated, or
  3. communicating material nonpublic information to others.
  Material Information generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company´s securities. Such information may include, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments. Information is nonpublic until it has been effectively communicated to the market place.
  Before trading for yourself or others in the securities of a company about which you may have potential inside information, or if you have any questions as to whether the information is material and nonpublic, you should take the following steps:
  1. Report the matter immediately to the IRC Compliance Officer.
  2. Do not purchase or sell the securities on behalf of yourself or others.
  3. Do not communicate the information inside or outside IRC.
  4. After the Firm´s Compliance Officer has reviewed the issue, you will be instructed to continue the prohibitions against trading and communication, or you will be allowed to trade and communicate the information.
  Trade tickets will be reviewed by the Compliance Officer prior to execution, specifically to monitor them for any indication of insider trading activity. If any such information becomes known to an associate the IRCs Compliance Officer must be informed immediately.
  Associate´s of the Firm, including registered representatives, are forbidden to trade in securities bought or sold on behalf of American Growth Fund, Inc. for a period of thirty days following Fund trading activity. If such a trade is entered on behalf of a bona fide client of an IRC representative, the Firm´s Compliance Officer will be immediately informed, and such trade will be subject to review prior to execution.
  Only operations personnel employed by American Growth Fund, Inc. and IRC will be allowed access to the cashiers´ area. All operations personnel are forbidden to discuss Fund activities with any member of the public.

  E. Compliance Procedures.
  The following compliance procedures have been adopted in order to assure that the above restrictions are complied with by all advisory and access persons:
  1. Preclearance. All advisory and access persons excluding the disinterested board of directors must "preclear" all personal securities investments. Written approval must be obtained from the chief compliance officer of the Investment Company prior to the order being executed.
  2. Records of Securities Transactions. All advisory and access persons must direct their brokers to supply to a designated compliance official, on a timely basis, duplicate copies of confirmations of all personal securities transactions and copies of periodic statements for all securities accounts.
  3. Post-Trade Monitoring. We will from time to time monitor personal investment activity by advisory and access persons after preclearance has been granted.
  4. Disclosure of Personal Holdings. All Advisory and access persons are required to disclose all personal securities holdings upon commencement of employment and thereafter on an quarterly basis.
  5. Certification of Compliance With Codes of Ethics. All Advisory and access persons are required to certify annually that they have read and understand the code of ethics and recognize that they are subject thereto. Further, all advisory and access persons are required to certify annually that they have complied with the requirements of the code of ethics and that they have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the code.
  6. Quarterly Transaction Reports. All associated persons are required to submit on a quarterly basis a dated Quarterly Transaction Report as provided by IRC. Associates are required to disclose all security transactions in detail including; transaction type, trade date, price, name of security, number of shares, name of broker and the dollar amount of transaction. Associates must also provide copies of all statements for all accounts held regardless of if there was a transaction in that quarter reported.
  7. Review By The Board of Directors. The Investment Company´s management will prepare an annual report to the board of directors that, at a minimum ---
  a. Summarizes existing procedures concerning personal investing and any changes in the procedures made during the past year;
  b. Identifies any violations requiring significant remedial action during the past year; and
  c. Identifies any recommended changes in existing restrictions or procedures based upon the investment company´s experience under its code of ethics, evolving industry practices, or developments in applicable laws or regulations.

  E. Sanctions
  Upon discovering a violation of this Code, the Board of Directors may impose such sanctions as it deems appropriate, including, inter alia, a letter of censure or suspension or termination of the employment of the violator.

  WORLD CAPITAL BROKERAGE, INC. CODE OF ETHICS

  World Capital Brokerage, Inc.´s code of ethics statement of general principles are listed below, and all advisory and access persons are expected to adhere to them at all times.
  1. All advisory and access persons have a duty at all times to place the interests of shareholders first.
  2. All personal securities transactions are to be conducted consistent with the code of ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of any individual´s position of trust and responsibility; and
  3. No advisory or access person will take inappropriate advantage of their position.

  A. "Definitions"
  1. "WCB" means World Capital Brokerage, Inc.
  2. "Access person" means any director, officer, or advisory person of WCB.
  3. "Advisory person" means (a) any employee of WCB or of any company in a control relationship to WCB, who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by WCB, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (b) any natural person in a control relationship to WCB who obtains information concerning recommendations made to WCB with regard to the purchase or sale of a security. A person does not become an "advisory person" simply by virtue of the following: (i) normally assisting in the reports, but not receiving information about current recommendations or trading; or (ii) a single instance of obtaining knowledge of current recommendations or trading activity, or infrequently and inadvertently obtaining such knowledge.
  4. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.
  5. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires.
  6. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act.
  7. "Disinterested director" means a director of WCB who is not an "interested person" of WCB within the meaning of Section 2(a)(19) of the Investment Company Act.
  8. "Purchase or sale of a security" includes, inter alia, the writing of an option to purchase or sell a security.
  9. "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States, short term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act, bankers´ acceptances, bank certificates of deposit, commercial paper, and such other money market instruments as designated by the Board of Directors for WCB.
  10. "Security held or to be acquired" by WCB means any security as defined in the Rule which within the most recent 15 days, (i) is or has been held by WCB, or (ii) is being or has been considered by WCB for purchase by WCB.

  B. Applicability or Restrictions and Procedures
  WCB applies the code of ethics equally to all access persons, advisory persons, and disinterested directors. The only exempted transactions are:
  1. Purchases which are part of an automatic dividend reinvestment plan.
  2. Purchases or sales which receive the prior approval of the Board of Directors for WCB because: (i) the potential harm to WCB is remote; (ii) because they would be very unlikely to affect a highly institutional market, or (iii) because they clearly are not related economically to the securities to be purchased, sold or held by WCB.

  C. Substantive Restrictions on Personal Investing Activities
  The following restrictions apply to all advisory and access persons:
  1. Initial Public Offerings. All advisory and access persons are prohibited from acquiring any securities in an initial public offering, in order to preclude any possibility of their profiting improperly from their positions.
  2. Private Placements. All advisory and access person must have, written, prior approval of any acquisition of securities in a private placement. This prior approval must take into account, among other factors, whether the investment opportunity should be reserved for an investment company and its shareholders, and whether the opportunity is being offered to the individual by virtue of his or her position with WCB. Anyone authorized to acquire securities in a private placement will be required to disclose that investment if or when they play a part in any subsequent considerations of an investment in the issuer. In such a circumstance, the investment company´s decision to purchase securities of the issuer would be subject to an independent review by investment personnel with no personal interest in the issuer.
  3. Blackout Periods. All advisory and access persons are prohibited from executing a securities transaction on a day during which WCB has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, the portfolio manager is prohibited from buying or selling a security within at least seven calendar days before and after WCB trades in that security. Any such trades generally will be unwound or, if that is impractical, all profits from the trading will be disgorged to the appropriate investment company (or, alternatively, to a charitable organization).
  4. Ban on Short-Term Trading Profits. In addition to the blackout periods described above, all advisory and access persons are prohibited from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days. Any profits realized on such short-term trades will be required to be disgorged.
  5. Gifts. All advisory and access persons are prohibited from receiving any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of WCB. Prior written approval for any gift must be obtained from WCB.
  6. Service as a Director. All advisory and access persons are prohibited from serving on the boards of directors of publicly traded companies, absent prior authorization based upon a determination that the board service would be consistent with the interests of WCB and its shareholders. In the relatively small number of instances in which board service is authorized, persons serving as directors should be isolated from those making investment decision through "Chinese Wall" or other procedures.

  D. Compliance Procedures.
  The following compliance procedures have been adopted in order to assure that the above restrictions are complied with by all advisory and access persons:
  1. Preclearance. All advisory and access persons excluding the disinterested board of directors must "preclear" all personal securities investments. Written approval must be obtained from the designated officer of the Investment Company prior to the order being executed.
  2. Records of Securities Transactions. All advisory and access persons must direct their brokers to supply to a designated compliance official, on a timely basis, duplicate copies of confirmations of all personal securities transactions and copies of periodic statements for all securities accounts.
  3. Post-Trade Monitoring. We will from time to time monitor personal investment activity by advisory and access persons after preclearance has been granted.
  4. Disclosure of Personal Holdings. All Advisory and access persons are required to disclose all personal securities holdings upon commencement of employment and thereafter on an annual basis.
  5. Certification of Compliance With Codes of Ethics. All Advisory and access persons are required to certify annually that they have read and understand the code of ethics and recognize that they are subject thereto. Further, all advisory and access persons are required to certify annually that they have complied with the requirements of the code of ethics and that they have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the code.
  6. Review By The Board of Directors. The Investment Company´s management will prepare an annual report to the board of directors that, at a minimum ---
  a. Summarizes existing procedures concerning personal investing and any changes in the procedures made during the past year;
  b. Identifies any violations requiring significant remedial action during the past year; and
  c. Identifies any recommended changes in existing restrictions or procedures based upon the investment company´s experience under its code of ethics, evolving industry practices, or developments in applicable laws or regulations.

  E. Sanctions
  Upon discovering a violation of this Code, the Board of Directors may impose such sanctions as it deems appropriate, including, inter alia, a letter of censure or suspension or termination of the employment of the violator.

  American Growth Fund
  Director´s Code of Ethics

  1. No Director shall so use his or her position or knowledge gained therefrom as to create a conflict between his or her personal interest and that of the Fund.

  2. Each non-affiliated Director shall report to the Secretary of the Fund not later than ten (10) days after the end of each calendar quarter any transaction in securities which such Director has effected during the quarter which the Director then knows to have been effected within fifteen (15) days before or after a date on which the Fund purchased or sold, or considered the purchase or sale of, the same security.

  3. For purposes of this Code of Ethics, transactions involving United States Government securities as defined in the Investment Company Act of 1940, bankers´ acceptances, bank certificates of deposit, commercial paper, or shares of registered open-end investment companies are exempt from reporting as are non-volitional transactions such as dividend reinvestment programs and transactions over which the Director exercises no control.

  In addition, the Fund has adopted the following standards in accordance with the requirements of Form-CSR adopted by the Securities and Exchange Commission pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 for the purpose of deterring wrongdoing and promoting: 1) honest and ethical conduct, including handling of actual or apparent conflicts of interest between personal and professional relationships; 2) full, fair accurate, timely and understandable disclosure in r eports and document that a fund files with or submits to the Commission and in other public communications made by the fund; 3) compliance with applicable governmental laws, rules and regulations; 4) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and 5) accountability for adherence to the Code. These provisions shall apply to the principal executive officer or chief executive officer and treasurer ("Covered Officers") of the Fund.
  1. It is the responsibility of Covered Officers to foster, by their words and actions, a corporate culture that encourages honest and ethical conduct, including the ethical resolution of, and appropriate disclosure of conflicts of interest. Covered Officers should work to assure a working environment that is characterized by respect for law and compliance with applicable rules and regulations.
  2. Each Covered Officer must act in an honest and ethical manner while conducting the affairs of the Fund, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. Duties of Covered Officers include:
  Acting with integrity;
  Adhering to a high standard of business ethics;
  Not using personal influence or personal relationships to improperly influence investment decisions or financial reporting whereby the Covered Officer would benefit personally to the detriment of the Fund;
  3. Each Covered Officer should act to promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with or submits to, the Securities and Exchange Commission and in other public communications made by the Fund.
  Covered Officers should familiarize themselves with disclosure requirements applicable to the Fund and disclosure controls and procedures in place to meet these requirements.
  Covered Officers must not knowingly misrepresent, or cause others to misrepresent facts about the Fund to others, including the Funds auditors, independent directors, governmental regulators and self-regulatory organizations.
  4. Any existing or potential violations of this Code should be reported to Timothy E Taggart.
  5. Application of this Code is the responsibility of Timothy E Taggart.
  6. Material amendments to these provisions must be ratified by a majority vote of the Board of Directors. As required by applicable rules, substantive amendments to the Code must be filed or appropriately disclosed.

(1) Incorporation by reference to identically numbered exhibit in Post Effective Amendment No. 42 to the Registration Statement under the securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1988.

(2) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 41 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1987.

(3) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 39 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on October 1, 1985.

(4) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 44 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1990.

(5) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 46 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1992.

(6) Incorporated by reference to identically numbered exhibit in Post Effective Amendment No. 51 to the Registration Statement under the Securities Act of 1933

Item 24. Persons Controlled by or Under Common Control with the Fund

None

Item 25. Indemnification

Indemnification. Reference is made to Article IX of the registrants By-Laws (Exhibit 2 to this registration Statement) and Article 7(c) of the registrants Articles of Incorporation (Exhibit 1 to this Registration Statement).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940 as long as the interpretation of Section 17(h) and 17(i) of such Act expressed in that Release remain in effect.

Item 26. Business and Other Connections of the Investment Adviser
The following table sets forth the principal business of each director and officer of the Investment Adviser of the Registrant for the two fiscal years ended July 31, 2007.

Name & Position With
Principal Business
Investment Adviser

Robert Brody
President, Treasurer and
Director

Timothy E. Taggart
Vice President, Director

Michael L. Gaughan
Secretary, Director

Mr. Brody is also President and a director of American Growth Fund, Inc., the Registrant; Treasurer and a director of World Capital Brokerage, Inc., the Registrants underwriter; and President, Treasurer and a director of American Growth Financial Services, Inc., 110 16th Street, Denver, Colorado

Mr. Taggart is also Vice President, secretary and a director of World Capital Brokerage, Inc., the Registrants underwriter, 110 16th Street, Denver, Colorado; and Vice President and Director of American Growth Financial Services, Inc., 110 16th Street, Denver, Colorado.

Michael L Gaughan Secretary of American Growth Fund, Inc., the Registrant and Secretary of Investment Research Corporation.

Item 27. Principal Underwriters

(a) State the name of each investment company (other than the Fund) for which each principal underwriter currently distributing the Fund´s securities also acts as a principal underwriter, depositor, or investment adviser.
None

(b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20:
(1)Name and Principal Business Address	(2)Position & Offices with Underwriter	(3) Position & Offices with Registrant
Robert Brody 110 16th Street Suite 1400 Denver, CO 80202	President, Treasurer, Director	President, Director
Timothy E. Taggart 110 16th Street Suite 1400 Denver, CO 80202	Exec. Vice President, Secretary, Director	Treasurer

(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person:
None

Item 28. Location of Accounts and Records
Location of Accounts and Records. All accounts and records required to be maintained by Section 31(a) of the Investment Company Act, and the rules and regulations promulgated thereunder, are located at the offices of the Registrant, 110 16th Street, Suite 1400, Denver, Colorado 80202, and at the offices of its custodian UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106, and transfer agent, Boston Financial Data Services, Inc., 2000 Crown Colony Drive, 4th Floor, Quincy, Massachusetts 02169, and are under the general custody and control of its Treasurer, Timothy E. Taggart.

Item 29. Management Services
None

Item 30. Undertakings
None

SIGNATURES
Pursuant to the requirements of (the Securities Act and) the Investment Company Act, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver, and State of Colorado on the day of November 26, 2007.

American Growth Fund, Inc.
Fund

By /s/ Robert Brody
Robert Brody, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ Robert Brody
Robert Brody
President and Director
11/26/2007

/s/ Timothy E. Taggart
Timothy E. Taggart
Treasurer
11/26/2007

/s/ Michael J. Baum, Jr.
Michael J. Baum
Director
11/26/2007

/s/ Eddie R. Bush
Eddie R. Bush
Director
11/26/2007

/s/ Harold Rosen
Harold Rosen
Director
11/26/2007

/s/ John Pasco III
John Pasco III
Director
11/26/2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of American Growth Fund, Inc. and to the use of our report dated September 14, 2007 on the financial statements and financial highlights of American Growth Fund, Inc. Such financial statements and financial highlights appear in the 2007 Annual Report to Shareholders which is included in the Statement of Additional Information.

Tait, Weller & Baker LLP
Philadelphia, Pennsylvania
November 26, 2007